                       MONTHLY CERTIFICATEHOLDER STATEMENT
                         FASCO AUTO GRANTOR TRUST 1996-1
                         6.65% ASSET-BACKED CERTIFICATES


Distribution Date                                                        1/15/99
Collection Period                                                          12/98

     Under the Pooling and Servicing Agreement dated as of June 28, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $1,524,236.15

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $145,919.52

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $1,378,316.63

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000 interest                                              $18.05

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $1.73

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $16.32

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                            $84,091.81

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $11,548.83

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                    $72,542.98

          (j)      Scheduled Payments due in such Collection Period                                    $1,340,431.53

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                   $1,268,325.39

B.   Information Regarding the Performance of the Trust.
     1    Pool Balance and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $27,717,202.75

          (b)      The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                  $26,266,343.11

          (c)      The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9476549

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $58,291.40

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $1,847.81

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $0.69

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.02

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $21,760.65

          (b)      Distributions (to) from Collection Account                                              $1,476.21
                   for Payaheads

          (c)      Interest earned on Payahead Balances                                                       $76.09

          (d)      Ending Payahead Account Balance                                                        $23,312.95

     5    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $24,953,025.98
                          Spread Account Balance                                                       $5,602,416.21

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                  $151,898.15

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                       $7,277.97

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $249,944.95

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                 134
                          Aggregate Gross Amount                                                       $1,083,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 115
                          Aggregate Gross Amount                                                       $1,028,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            7.26%

          (b)      Average Delinquency Ratio                                                                    6.68%

          (c)      Cumulative Default Ratio                                                                    18.34%

          (d)      Cumulative Net Loss Ratio                                                                   13.64%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes



FASCO AUTO GRANTOR TRUST 1996-1
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         1,828,741.66
     LOCK BOX NSF ITEMS:                                                                                  (28,028.33)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                 (1,476.21)
     COLLECTION ACCOUNT INTEREST                                                                            6,413.77
     PAYAHEAD ACCOUNT INTEREST                                                                                 76.09
     TOTAL COLLECTION PROCEEDS:                                                                         1,805,726.98
     FOR DISTRIBUTION DATE:                                                                                  1/15/99
     FOR DETERMINATION DATE:                                                                                  1/8/99
     FOR COLLECTION PERIOD:                                                                                    12/98

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  27,717,202.75
                                 Principal portion of payments collected (non-prepayments)                               739,589.87
                                 Prepayments in full allocable to principal                                              384,376.00
                          Collections allocable to principal                                            1,123,965.87
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                      76,948.79
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,200,914.66

                   Realized Losses                                                                        249,944.95
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     26,266,343.14

          INTEREST
                          Collections allocable to interest                                               528,735.52
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        76,076.80
                                                                                                      ---------------
                   Total Interest                                                                         604,812.32

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                                26,331,342.61
          Beginning of Period Class B Principal Balance                                                 1,385,860.11

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    5,450,518.06
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           12,096.06
          Aggregate Payahead Balance                                                                       23,236.86
          Aggregate Payahead Balance for preceding Distribution Date                                       21,760.65
          Interest Earned on Payahead Balances                                                                 76.09
          Scheduled Payments due in Collection Period                                                   1,340,431.53
          Scheduled Payments collected in Collection Period                                             1,268,325.39
          Aggregate Amount of Realized Losses for preceding Distribution Date                             249,944.95

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    325.94
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                134   1,083,000.00
          60+ days delinquent                                                                                    115   1,028,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             2,111,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                          233,686.93
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             7.21%
          Delinquency Ratio for third preceding Determination Date                                              5.58%

          Cumulative Defaults for preceding Determination Date                                         16,069,444.93

          Cumulative Net Losses for preceding Determination Date                                       11,948,508.68

          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                       Y-WAIVED

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              1,652,701.39
                          Liquidation Proceeds                                                             76,948.79
                          Recoveries                                                                       76,076.80
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     1,805,726.98

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                       739,589.87
                          Prepayments in full allocable to principal                                      384,376.00
                          Principal Balance of Liquidated Receivables                                     326,893.74
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       1,450,859.61

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       1,450,859.61
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        1,378,316.63
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               1,378,316.63

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                           26,331,342.61
                   Multiplied by Certificate Pass-Through Rate                                                  6.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  145,919.52

          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       1,450,859.61
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                  72,542.98

          Class B Coupon Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            1,385,860.11
                   Multiplied by Certificate Pass-Through Rate                                                 10.00%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          11,548.83

          Class B Excess Interest Amount
                   Total Distribution Amount                                                            1,805,726.98
                   minus
                   Class A Principal and Interest Distributable Amount                                  1,524,236.15
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 11,548.83
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                  72,542.98
                   Class B Principal Carryover Shortfall                                                        0.00
                   Trustee distributions                                                                      672.41
                   Standby Servicer distributions                                                           1,847.81
                   Servicer distributions                                                                  58,291.40
                   Collateral Agent distributions                                                             346.47
                   Reimbursement Obligations                                                                7,277.97
                                                                                                      ---------------
                                                                                                          128,962.96

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class B Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00



CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                              Use
                                                                              ---
  (i)       Standby Fee                                                     1,847.81
            Servicing Fee (2.0%)                                           46,195.34
            Additional Servicing Fee Amounts
             (late fees, prepayment charges, etc.)                         12,096.06
            Unpaid Standby Fee from prior Collection Periods                    0.00
            Unpaid Servicing Fee from prior Collection Periods                  0.00
  (ii)      Transition Expenses to Standby Servicer                             0.00
  (iii)     Trustee Fee                                                       346.47
            Trustee's out-of-pocket expenses                                  325.94
            Unpaid Trustee Fee from prior Collection Periods                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior
             Collection Periods                                                 0.00
  (iv)      Collateral Agent Fee                                              346.47
            Collateral Agent Expenses                                           0.00
            Unpaid Collateral Agent  Fee from prior Collection
             Periods                                                            0.00
            Unpaid Collateral Agent Expenses from prior Collection
             Periods                                                            0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month         145,919.52
            Prior Month(s) Class A Carryover Shortfall                          0.00
            Class A Interest Carryover Shortfall                                0.00
            Interest on Interest Carryover from Prior Months                    0.00
            Current Month Class A Interest Carryover Shortfall                  0.00
            Class A Interest Distributable Amount                         145,919.52
  (viii)(A) Class B Coupon Interest - Unadjusted                           11,548.83
            Class B Interest Carryover Shortfall - Previous Month(s)            0.00
            Interest on B Interest Shortfall - Previous Month(s)                0.00
            Interest on Interest Carryover from Prior Months                    0.00
            Current Month Class B Interest Shortfall                            0.00
            Adjusted Class B Interest Distributable Amount                 11,548.83
  (v)(B)    Class A Principal Distributable Amount - Current Month      1,378,316.63
            Class A Principal Carryover Shortfall - Previous Month(s)           0.00
            Current Month Class A Principal Shortfall                           0.00
            Withdrawal from Spread Account to Cover Shortfall                   0.00
            Class A Principal Distribution Amount                       1,378,316.63
  (vi)      Certificate Insurer Premium                                     7,277.97
            Certificate Insurer Premium Supplement                              0.00
            Other Reimbursement Obligations to Certificate Insurer              0.00
  (vii)     Transition Expenses to successor Servicer                           0.00
       (B)  Class B Principal Distributable Amount - Current Month
             Unadjusted                                                    72,542.98
            Class B Principal Carryover Shortfall - Previous Month(s)           0.00
            Current Month Class B Principal Shortfall                           0.00
            Adjusted Class B Principal Distributable Amount                72,542.98
       (C)  Excess Interest Amount for Deposit in Spread Account          128,962.96




     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                                26,331,342.61
                   Class A Principal Distributions                                                      1,378,316.63
          Class A End of Period Principal Balance                                                      24,953,025.98

          Class B Beginning of Period Principal Balance                                                 1,385,860.11
                   Class B Principal Distributable Amount                                                  72,542.98
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   1,313,317.13
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    1,313,317.13

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           1,805,726.98
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                     207,077.61
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,598,649.37

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                     1,598,649.37
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                      11,548.83
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,587,100.54

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                    1,587,100.54
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   1,378,316.63
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                          208,783.91

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                      208,783.91
     (vi) Certificate Insurer Premium                                                                       7,277.97
     (v)  Certificate Insurer Premium Supplement                                                                0.00
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                          201,505.94

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                       201,505.94
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                           72,542.98
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                               128,962.96
          Withdrawal from Spread Account to B Piece Cover Shortfalls                                            0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                 128,962.96
CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               2,111,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  2,111,000.00

                          Aggregate Gross Principal Balance as of the close of                         29,071,813.39
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            7.26%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  7.26%
                          Delinquency Ratio for second preceding Determination Date                             7.21%
                          Delinquency Ratio for third preceding Determination Date                              5.58%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    6.68%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 16,069,444.93
                                 Current Period Defaulted Receivables                                     233,686.93
                                                                                                      ---------------
                                 Total                                                                 16,303,131.86

                                 Cumulative Defaulted Receivables                                      16,303,131.86
                                 Original Pool Balance                                                 88,900,750.37

                   Cumulative Default Ratio                                                                    18.34%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                          326,893.74

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (153,025.59)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   173,868.15
                                 Cumulative Previous Net Losses                                        11,948,508.68
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 12,122,376.83
                                 Original Pool Balance                                                 88,900,750.37

                   Cumulative Net Loss Ratio                                                                   13.64%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       54.67
          Weighted Average Remaining Term                                                                      26.13
          Weighted Average Annual Percentage Rate                                                              20.30%
     SPREAD ACCOUNT
          Spread Account Cap
                          10% of Outstanding Certificate Balance                                                       2,626,634.31
                          15% of Outstanding Certificate Balance                                                       3,939,951.47
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                      Y-WAIVED
                                                                                                                     ---------------
                   Cap Amount                                                                          24,953,025.98

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        2,667,022.51
                          Outstanding Certificate Balance                                                             26,266,343.11
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         2,667,022.51

          Required Spread Account Amount                                                               24,953,025.98
          Beginning of Period Spread Account Balance                                                    5,450,518.06
          Spread Account Deposit (Withdrawal) from Current Distributions                                  128,962.96
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                               19,373,544.96
          Earnings on Spread Account Balance                                                               22,935.19
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 5,602,416.21



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1996-2
                         6.70% ASSET-BACKED CERTIFICATES


Distribution Date                                                        1/15/99
Collection Period                                                          12/98

     Under the Pooling and Servicing Agreement dated as of September 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $1,693,243.18

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $185,518.17

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $1,507,725.01

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000 interest                                             $19.35

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $2.12

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $17.23

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                           $165,963.07

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $20,615.98

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                   $145,347.09

          (j)      Scheduled Payments due in such Collection Period                                    $1,507,100.80

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                   $1,422,425.10

B.   Information Regarding the Performance of the Trust.
     1    Pool Balance and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $34,975,930.97

          (b)      The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                  $33,763,370.21

          (c)      The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9653316

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $70,348.11

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $2,331.73

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $0.80

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.03

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $21,687.80

          (b)      Distributions (to) from Collection Account                                              $5,787.80
                   for Payaheads

          (c)      Interest earned on Payahead Balances                                                       $83.02

          (d)      Ending Payahead Account Balance                                                        $27,558.62

     5    Spread Account.
          (a)      The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $31,719,409.38
                          Spread Account Balance                                                       $4,761,013.39

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                  $20,126.03

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                       $9,251.49

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $393,749.89

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 144
                          Aggregate Gross Amount                                                       $1,250,000.00

          (d)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                          Number                                                                                 122
                          Aggregate Gross Amount                                                       $1,302,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            6.81%

          (b)      Average Delinquency Ratio                                                                    7.14%

          (c)      Cumulative Default Ratio                                                                    17.63%

          (d)      Cumulative Net Loss Ratio                                                                   13.02%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes



CPS AUTO GRANTOR TRUST 1996-2
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         1,973,527.27
     LOCK BOX NSF ITEMS:                                                                                  (32,347.80)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                 (5,787.80)
     COLLECTION ACCOUNT INTEREST                                                                            6,826.34
     PAYAHEAD ACCOUNT INTEREST                                                                                 83.02
     TOTAL COLLECTION PROCEEDS:                                                                         1,942,301.03
     FOR DISTRIBUTION DATE:                                                                                  1/15/99
     FOR DETERMINATION DATE:                                                                                  1/8/99
     FOR COLLECTION PERIOD:                                                                                    12/98

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  34,975,930.97
                                 Principal portion of payments collected (non-prepayments)                               753,741.04
                                 Prepayments in full allocable to principal                                              333,219.00
                          Collections allocable to principal                                            1,086,960.04
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     106,369.03
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,193,329.07

                   Realized Losses                                                                        393,749.89
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     33,388,852.01

          INTEREST
                          Collections allocable to interest                                               668,684.06
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        80,287.90
                                                                                                      ---------------
                   Total Interest                                                                         748,971.96

     CERTIFICATE INFORMATION
           Beginning of Period Class A Principal Balance                                               33,227,134.39
           Beginning of Period Class B Principal Balance                                                2,189,307.93

     MISCELLANEOUS BALANCES
           Beginning of Period Spread Account Balance                                                   4,740,887.36
           Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                          12,054.89
           Aggregate Payahead Balance                                                                      27,475.60
           Aggregate Payahead Balance for preceding Distribution Date                                      21,687.80
           Interest Earned on Payahead Balances                                                                83.02
           Scheduled Payments due in Collection Period                                                  1,507,100.80
           Scheduled Payments collected in Collection Period                                            1,422,425.10
           Aggregate Amount of Realized Losses for preceding Distribution Date                            393,749.89

     MISCELLANEOUS CURRENT EXPENSES
           Trustee's out-of-pocket expenses                                                                   283.53
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent Fee from prior Collection Periods                                            0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
           31 - 59 days delinquent                                                                               144   1,250,000.00
           60+ days delinquent                                                                                   122   1,302,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
           Principal Balance of all Receivables delinquent more than 30 days as of the close            2,552,000.00
                    of business on the last day of the related Collection Period.
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance of all Receivables that became Defaulted Receivables                         332,846.47
                    during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                            7.71%
           Delinquency Ratio for third preceding Determination Date                                             6.91%

           Cumulative Defaults for preceding Determination Date                                        15,910,572.94

           Cumulative Net Losses for preceding Determination Date                                      11,677,787.97

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                      Y-WAIVED

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             1,755,644.10
                           Liquidation Proceeds                                                           106,369.03
                           Recoveries                                                                      80,287.90
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                      ---------------
           TOTAL DISTRIBUTION AMOUNT                                                                    1,942,301.03

     DISTRIBUTABLE AMOUNT
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      753,741.04
                           Prepayments in full allocable to principal                                     333,219.00
                           Principal Balance of Liquidated Receivables                                    500,118.92
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                      ---------------
                    Principal Distributable Amount                                                      1,587,078.96

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      1,587,078.96
                    Times Class A Percentage (95%)                                                                95%
                                                                                                      ---------------
                                                                                                        1,507,725.01
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                      ---------------
                    Class A Principal Distributable Amount                                              1,507,725.01

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          33,227,134.39
                    Multiplied by Certificate Pass-Through Rate                                                 6.70%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                      ---------------
                    Class A Interest Distributable Amount                                                 185,518.17

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      1,587,078.96
                    Times Class B Percentage (5%)                                                                  5%
                                                                                                      ---------------
                    Class B Principal Distributable Amount                                                 79,353.95

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           2,189,307.93
                    Multiplied by Certificate Pass-Through Rate                                                11.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                      ---------------
                    Class B Coupon Interest Amount                                                         20,615.98

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           1,942,301.03
                    minus
                    Class A Principal and Interest Distributable Amount                                 1,693,243.18
                    Class A Interest Carryover Shortfall                                                        0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                20,615.98
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                 79,353.95
                    Class B Principal Carryover Shortfall                                                 440,511.38
                    Trustee distributions                                                                     720.73
                    Standby Servicer distributions                                                          2,331.73
                    Servicer distributions                                                                 70,348.11
                    Collateral Agent distributions                                                            442.71
                    Reimbursement Obligations                                                               9,251.49
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                440,511.38
                                                                                                      ---------------
                                                                                                          440,511.38

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class B Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00



CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                              Use
                                                                              ---
  (i)       Standby Fee                                                     2,331.73
            Servicing Fee (2.0%)                                           58,293.22
            Additional Servicing Fee Amounts (late fees, prepayment
             charges, etc.)                                                12,054.89
            Unpaid Standby Fee from prior Collection Periods                    0.00
            Unpaid Servicing Fee from prior Collection Periods                  0.00
  (ii)      Transition Expenses to Standby Servicer                             0.00
  (iii)     Trustee Fee                                                       437.20
            Trustee's out-of-pocket expenses                                  283.53
            Unpaid Trustee Fee from prior Collection Periods                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior
             Collection Periods                                                 0.00
  (iv)      Collateral Agent Fee                                              442.71
            Collateral Agent Expenses                                           0.00
            Unpaid Collateral Agent  Fee from prior Collection
             Periods                                                            0.00
            Unpaid Collateral Agent Expenses from prior Collection
             Periods                                                            0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month         185,518.17
            Prior Month(s) Class A Carryover Shortfall                          0.00
            Class A Interest Carryover Shortfall                                0.00
            Interest on Interest Carryover from Prior Months                    0.00
            Current Month Class A Interest Carryover Shortfall                  0.00
            Class A Interest Distributable Amount                         185,518.17
  (viii)(A) Class B Coupon Interest - Unadjusted                           20,615.98
            Class B Interest Carryover Shortfall - Previous Month(s)            0.00
            Interest on B Interest Shortfall - Previous Month(s)                0.00
            Interest on Interest Carryover from Prior Months                    0.00
            Current Month Class B Interest Shortfall                            0.00
            Adjusted Class B Interest Distributable Amount                 20,615.98
  (v)(B)    Class A Principal Distributable Amount - Current Month      1,507,725.01
            Class A Principal Carryover Shortfall - Previous Month(s)           0.00
            Current Month Class A Principal Shortfall                           0.00
            Withdrawal from Spread Account to Cover Shortfall                   0.00
            Class A Principal Distribution Amount                       1,507,725.01
  (vi)      Certificate Insurer Premium                                     9,251.49
            Certificate Insurer Premium Supplement                              0.00
            Other Reimbursement Obligations to Certificate Insurer              0.00
  (vii)     Transition Expenses to successor Servicer                           0.00
       (B)  Class B Principal Distributable Amount - Current Month
             Unadjusted                                                    79,353.95
            Class B Principal Carryover Shortfall - Previous Month(s)     440,511.38
            Current Month Class B Principal Shortfall                    (374,518.23)
            Adjusted Class B Principal Distributable Amount               145,347.09
       (C)  Excess Interest Amount for Deposit in Spread Account                0.00




     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                                33,227,134.39
                   Class A Principal Distributions                                                      1,507,725.01
          Class A End of Period Principal Balance                                                      31,719,409.38

          Class B Beginning of Period Principal Balance                                                 2,189,307.93
                   Class B Principal Distributable Amount                                                 145,347.09
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   2,043,960.84
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    2,043,960.84

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           1,942,301.03
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                     259,361.45
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,682,939.58

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                     1,682,939.58
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                      20,615.98
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,662,323.60

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                    1,662,323.60
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   1,507,725.01
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                          154,598.59

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                      154,598.59
     (vi) Certificate Insurer Premium                                                                       9,251.49
     (v)  Certificate Insurer Premium Supplement                                                                0.00
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                          145,347.09

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                       145,347.09
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                           79,353.95
     (iii)Prior month(s) carryover shortfalls                                                             440,511.38
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            YES
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              (374,518.23)
          Withdrawal from Spread Account to B Piece Cover Shortfalls                                            0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (374,518.23)
CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               2,552,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  2,552,000.00

                          Aggregate Gross Principal Balance as of the close of                         37,494,691.79
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            6.81%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  6.81%
                          Delinquency Ratio for second preceding Determination Date                             7.71%
                          Delinquency Ratio for third preceding Determination Date                              6.91%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    7.14%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 15,910,572.94
                                 Current Period Defaulted Receivables                                     332,846.47
                                                                                                      ---------------
                                 Total                                                                 16,243,419.41

                                 Cumulative Defaulted Receivables                                      16,243,419.41
                                 Original Pool Balance                                                 92,129,299.54

                   Cumulative Default Ratio                                                                    17.63%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                          500,118.92

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (186,656.93)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   313,461.99
                                 Cumulative Previous Net Losses                                        11,677,787.97
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 11,991,249.96
                                 Original Pool Balance                                                 92,129,299.54

                   Cumulative Net Loss Ratio                                                                   13.02%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       55.54
          Weighted Average Remaining Term                                                                      29.79
          Weighted Average Annual Percentage Rate                                                              20.43%
     SPREAD ACCOUNT
          Spread Account Cap
                          10% of Outstanding Certificate Balance                                                       3,376,337.02
                          15% of Outstanding Certificate Balance                                                       5,064,505.53
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                      Y-WAIVED
                                                                                                                     ---------------
                   Cap Amount                                                                          31,719,409.38

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        2,763,878.99
                          Outstanding Certificate Balance                                                             33,763,370.21
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         2,763,878.99

          Required Spread Account Amount                                                               31,719,409.38
          Beginning of Period Spread Account Balance                                                    4,740,887.36
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                               26,978,522.02
          Earnings on Spread Account Balance                                                               20,126.03
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 4,761,013.39




IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1996-3
                         6.30% ASSET-BACKED CERTIFICATES


Distribution Date                                                        1/15/99
Collection Period                                                          12/98

     Under the Pooling and Servicing Agreement dated as of December 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $1,886,200.27

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $209,593.92

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $1,676,606.35

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000 interest                                              $21.38

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $2.38

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $19.01

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                           $223,575.45

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $22,854.23

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                   $200,721.22

          (j)      Scheduled Payments due in such Collection Period                                    $1,664,247.09

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                   $1,677,962.47

B.   Information Regarding the Performance of the Trust.
     1    Pool Balance and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $42,023,843.39

          (b)      The aggregate balance of the Certificates as of the close of business on the last day set forth above, after giving
                   effect to payments allocated to principal in paragraph
                   A.1.(c) above                                                                      $40,747,302.06

          (c)      The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9696234

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $85,778.45

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $2,801.59

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $0.97

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.03

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   1
                          Aggregate Purchase Amount                                                        $6,570.51

     3    Payment Shortfalls.
          (a)      The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $20,936.98

          (b)      Distributions (to) from Collection Account                                              $4,317.57
                   for Payaheads

          (c)      Interest earned on Payahead Balances                                                       $75.47

          (d)      Ending Payahead Account Balance                                                        $25,330.02

     5    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $11,473,813.45
                          Spread Account Balance                                                       $6,020,426.10

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                   $25,447.89

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $11,155.10

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $417,347.72

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                 156
                          Aggregate Gross Amount                                                       $1,809,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 152
                          Aggregate Gross Amount                                                       $1,622,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            7.52%

          (b)      Average Delinquency Ratio                                                                    7.12%

          (c)      Cumulative Default Ratio                                                                    15.83%

          (d)      Cumulative Net Loss Ratio                                                                   12.40%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes




CPS AUTO GRANTOR TRUST 1996-3
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         2,248,198.56
     LOCK BOX NSF ITEMS:                                                                                  (40,906.36)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                 (4,317.57)
     COLLECTION ACCOUNT INTEREST                                                                            7,877.43
     PAYAHEAD ACCOUNT INTEREST                                                                                 75.47
     TOTAL COLLECTION PROCEEDS:                                                                         2,210,927.53
     FOR DISTRIBUTION DATE:                                                                                  1/15/99
     FOR DETERMINATION DATE:                                                                                  1/8/99
     FOR COLLECTION PERIOD:                                                                                    12/98

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  42,023,843.39
                                 Principal portion of payments collected (non-prepayments)                               871,376.49
                                 Prepayments in full allocable to principal                                              352,350.00
                          Collections allocable to principal                                            1,223,726.49
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     117,204.07
                          Purchase Amounts allocable to principal                                           6,570.51
                                                                                                      ---------------
                   Total Principal                                                                      1,347,501.07

                   Realized Losses                                                                        417,347.72
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     40,258,994.60

          INTEREST
                          Collections allocable to interest                                               806,585.98
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        56,840.48
                                                                                                      ---------------
                   Total Interest                                                                         863,426.46

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                                39,922,651.19
          Beginning of Period Class B Principal Balance                                                 2,701,978.44

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    5,994,978.21
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           15,738.71
          Aggregate Payahead Balance                                                                       25,254.55
          Aggregate Payahead Balance for preceding Distribution Date                                       20,936.98
          Interest Earned on Payahead Balances                                                                 75.47
          Scheduled Payments due in Collection Period                                                   1,644,247.09
          Scheduled Payments collected in Collection Period                                             1,677,962.47
          Aggregate Amount of Realized Losses for preceding Distribution Date                             417,347.72

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    358.56
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                156   1,809,000.00
          60+ days delinquent                                                                                    152   1,622,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   1       6,570.51

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             3,431,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                      6,570.51
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                          396,322.79
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             7.27%
          Delinquency Ratio for third preceding Determination Date                                              6.56%

          Cumulative Defaults for preceding Determination Date                                         14,305,387.79

          Cumulative Net Losses for preceding Determination Date                                       11,155,558.25

          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                       Y-WAIVED

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              2,030,312.47
                          Liquidation Proceeds                                                            117,204.07
                          Recoveries                                                                       56,840.48
                          Purchase Amounts                                                                  6,570.51
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     2,210,927.53

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                       871,376.49
                          Prepayments in full allocable to principal                                      352,350.00
                          Principal Balance of Liquidated Receivables                                     534,551.79
                          Purchase Amounts allocable to principal                                           6,570.51
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       1,764,848.79

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       1,764,848.79
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        1,676,606.35
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               1,676,606.35

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                           39,922,651.19
                   Multiplied by Certificate Pass-Through Rate                                                  6.30%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  209,593.92

          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       1,764,848.79
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                  88,242.44

          Class B Coupon Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            2,701,978.44
                   Multiplied by Certificate Pass-Through Rate                                                 10.15%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          22,854.23

          Class B Excess Interest Amount
                   Total Distribution Amount                                                            2,210,927.53
                   minus
                   Class A Principal and Interest Distributable Amount                                  1,886,200.27
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 22,854.23
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                  88,242.44
                   Class B Principal Carryover Shortfall                                                  600,786.26
                   Trustee distributions                                                                      883.86
                   Standby Servicer distributions                                                           2,801.59
                   Servicer distributions                                                                  85,778.45
                   Collateral Agent distributions                                                             532.81
                   Reimbursement Obligations                                                               11,155.10
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                600,786.26
                                                                                                      ---------------
                                                                                                          600,786.26

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class B Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00




CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                              Use
                                                                              ---
  (i)       Standby Fee                                                     2,801.59
            Servicing Fee (2.0%)                                           70,039.74
            Additional Servicing Fee Amounts
             (late fees, prepayment charges, etc.)                         15,738.71
            Unpaid Standby Fee from prior Collection Periods                    0.00
            Unpaid Servicing Fee from prior Collection Periods                  0.00
  (ii)      Transition Expenses to Standby Servicer                             0.00
  (iii)     Trustee Fee                                                       525.30
            Trustee's out-of-pocket expenses                                  358.56
            Unpaid Trustee Fee from prior Collection Periods                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior
             Collection Periods                                                 0.00
  (iv)      Collateral Agent Fee                                              532.81
            Collateral Agent Expenses                                           0.00
            Unpaid Collateral Agent Fee from prior Collection
             Periods                                                            0.00
            Unpaid Collateral Agent Expenses from prior
             Collection Periods                                                 0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month         209,593.92
            Prior Month(s) Class A Carryover Shortfall                          0.00
            Class A Interest Carryover Shortfall                                0.00
            Interest on Interest Carryover from Prior Months                    0.00
            Current Month Class A Interest Carryover Shortfall                  0.00
            Class A Interest Distributable Amount                         209,593.92
  (viii)(A) Class B Coupon Interest - Unadjusted                           22,854.23
            Class B Interest Carryover Shortfall - Previous
             Month(s)                                                           0.00
            Interest on B Interest Shortfall - Previous Month(s)                0.00
            Interest on Interest Carryover from Prior Months                    0.00
            Current Month Class B Interest Shortfall                            0.00
            Adjusted Class B Interest Distributable Amount                 22,854.23
  (v)(B)    Class A Principal Distributable Amount - Current
             Month                                                      1,676,606.35
            Class A Principal Carryover Shortfall - Previous
             Month(s)                                                           0.00
            Current Month Class A Principal Shortfall                           0.00
            Withdrawal from Spread Account to Cover Shortfall                   0.00
            Class A Principal Distribution Amount                       1,676,606.35
  (vi)      Certificate Insurer Premium                                    11,155.10
            Certificate Insurer Premium Supplement                              0.00
            Other Reimbursement Obligations to Certificate
             Insurer                                                            0.00
  (vii)     Transition Expenses to successor Servicer                           0.00
       (B)  Class B Principal Distributable Amount - Current
             Month Unadjusted                                              88,242.44
            Class B Principal Carryover Shortfall - Previous
             Month(s)                                                     600,786.26
            Current Month Class B Principal Shortfall                    (488,307.48)
            Adjusted Class B Principal Distributable Amount               200,721.22
       (C)  Excess Interest Amount for Deposit in Spread Account                0.00




     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                                39,922,651.19
                   Class A Principal Distributions                                                      1,676,606.35
          Class A End of Period Principal Balance                                                      38,246,044.84

          Class B Beginning of Period Principal Balance                                                 2,701,978.44
                   Class B Principal Distributable Amount                                                 200,721.22
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   2,501,257.22
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    2,501,257.22

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           2,210,927.53
     (ii) Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                    299,590.63
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,911,336.90

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                    1,911,336.90
     (ii) Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                     22,854.23
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,888,482.67

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   1,888,482.67
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   1,676,606.35
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                          211,876.32

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                      211,876.32
     (vi) Certificate Insurer Premium                                                                      11,155.10
     (v)  Certificate Insurer Premium Supplement                                                                0.00
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                          200,721.22

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                       200,721.22
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                           88,242.44
     (iii)Prior month(s) carryover shortfalls                                                             600,786.26
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            YES
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              (488,307.48)
          Withdrawal from Spread Account to B PieceCover Shortfalls                                             0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (488,307.48)
CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               3,431,000.00
                                 Purchased receivables more than 30 days delinquent                         6,570.51
                                                                                                      ---------------
                                 Total                                                                  3,437,570.51

                          Aggregate Gross Principal Balance as of the close of                         45,733,411.69
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            7.52%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  7.52%
                          Delinquency Ratio for second preceding Determination Date                             7.27%
                          Delinquency Ratio for third preceding Determination Date                              6.56%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    7.12%
                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 14,305,387.79
                                 Current Period Defaulted Receivables                                     398,322.79
                                                                                                      ---------------
                                 Total                                                                 14,701,710.58

                                 Cumulative Defaulted Receivables                                      14,701,710.58
                                 Original Pool Balance                                                 92,857,811.12

                   Cumulative Default Ratio                                                                    15.83%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                          534,551.79

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (174,044.55)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   360,507.24
                                 Cumulative Previous Net Losses                                        11,155,558.25
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 11,516,065.49
                                 Original Pool Balance                                                 92,857,811.12

                   Cumulative Net Loss Ratio                                                                   12.40%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       56.03
          Weighted Average Remaining Term                                                                      32.95
          Weighted Average Annual Percentage Rate                                                              20.47%
     SPREAD ACCOUNT
          Spread Account Cap
                          10% of Outstanding Certificate Balance                                                       4,074,730.21
                          15% of Outstanding Certificate Balance                                                       6,112,095.31
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                      Y-WAIVED
                                                                                                                     ---------------
                   Cap Amount                                                                          11,473,813.45

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        2,785,734.33
                          Outstanding Certificate Balance                                                             40,747,302.06
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         2,785,734.33

          Required Spread Account Amount                                                               11,473,813.45
          Beginning of Period Spread Account Balance                                                    5,994,978.21
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                                5,478,835.24
          Earnings on Spread Account Balance                                                               25,447.89
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 6,020,426.10



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1997-1
                         6.55% ASSET-BACKED CERTIFICATES

Distribution Date                                                        1/15/99
Collection Period                                                          12/98

     Under the Pooling and Servicing Agreement dated as of March 17, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1   Certificates.
         (a)       The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $2,441,180.56

         (b)       The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $271,203.88

         (c)       The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,169,976.68

         (d)       The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000 interest                                              $25.11

         (e)       The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $2.79

         (f)       The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $22.32

         (g)       The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                           $117,947.17

         (h)       The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $32,257.42

         (i)       The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                    $85,689.75

         (j)       Scheduled Payments due in such Collection Period                                    $1,935,313.13

         (k)       Scheduled Payments collected in such
                   Collection Period                                                                   $1,842,527.12

B.   Information Regarding the Performance of the Trust.
     1   Pool Balance and Certificate Balances.
         (a)       The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                $52,301,270.53

         (b)       The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                  $50,750,343.45

         (c)       The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9703463

     2   Servicing Fee and Purchased Receivables.
         (a)       The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $105,190.06

         (b)       The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,486.75

         (c)       The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $1.08

         (d)       The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.04

         (e)       The amount of any unpaid Servicing Fee                                                      $0.00

         (f)       The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                               Number                                                                              2
                               Aggregate Purchase Amount                                                  $18,470.19

     3   Payment Shortfalls.
         (a)       The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

         (b)       The amount of the Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4   Payahead Account.
         (a)       The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $24,208.27

         (b)       Distributions (to) from Collection Account                                              $2,714.28
                   for Payaheads

         (c)       Interest earned on Payahead Balances                                                      $288.51

         (d)       Ending Payahead Account Balance                                                        $27,211.06

     5   Spread Account.
         (a)       The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                               Specified Spread Account Balance                                       $14,254,869.10
                               Spread Account Balance                                                  $7,057,146.29

         (b)       The change in the spread account on the Distribution
                   Date set forth above                                                                   $29,970.25

     6   Policy
         (a)       The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

         (b)       The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $13,858.90

     7   Losses and Delinquencies.
         (a)       The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $627,675.82

         (b)       The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

         (c)       The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                               Number                                                                            214
                               Aggregate Gross Amount                                                  $2,275,000.00

         (d)       The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60  days or more
                               Number                                                                            181
                               Aggregate Gross Amount                                                  $2,121,000.00

     8   Performance Triggers.
         (a)       Delinquency Ratio                                                                            7.76%

         (b)       Average Delinquency Ratio                                                                    7.45%

         (c)       Cumulative Default Ratio                                                                    15.81%

         (d)       Cumulative Net Loss Ratio                                                                   12.16%

         (e)       Is a Portfolio Performance Test violation continuing?                                         Yes

         (f)       Has an Insurance Agreement Event of Default occurred?                                         Yes

CPS AUTO GRANTOR TRUST 1997-1
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     Gross Collection Proceeds:                                                                         2,714,039.22
     Lock Box NSF Items:                                                                                  (37,581.54)
     Transfers from (to) Payahead Account:                                                                 (2,714.28)
     Collection Account Interest                                                                            9,368.19
     Payahead Account Interest                                                                                288.51
     Total Collection Proceeds:                                                                         2,683,400.10
     For Distribution Date:                                                                                  1/15/99
     For Determination Date:                                                                                  1/8/99
     For Collection Period:                                                                                    12/98

     COLLATERAL ACTIVITY INFORMATION
          Principal
          Beginning Principal Balance                                                                  52,301,270.53
                                  Principal portion of payments collected (non-prepayments)                              915,073.92
                                  Prepayments in full allocable to principal                                             524,084.00
                          Collections allocable to principal                                            1,439,157.92
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     198,882.05
                          Purchase Amounts allocable to principal                                          18,470.19
                                                                                                      ---------------
                    Total Principal                                                                     1,656,510.16

                    Realized Losses                                                                       627,675.82
                    Cram Down Losses                                                                            0.00

          Ending Principal Balance                                                                     50,017,084.55

          INTEREST
                                  Collections allocable to interest                                       927,453.20
                                  Liquidation Proceeds allocable to interest                                    0.00
                                  Purchase Amounts allocable to interest                                        0.00
                                  Recoveries from Liquidated Receivables from prior periods                99,436.74
                                                                                                      ---------------
                      Total Interest                                                                    1,026,889.94

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                                49,686,207.00
          Beginning of Period Class B Principal Balance                                                 3,319,802.88

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    7,027,176.04
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           18,021.28
          Aggregate Payahead Balance                                                                       26,922.55
          Aggregate Payahead Balance for preceding Distribution Date                                       24,208.27
          Interest Earned on Payahead Balances                                                                288.51
          Scheduled Payments due in Collection Period                                                   1,935,313.13
          Scheduled Payments collected in Collection Period                                             1,842,527.12
          Aggregate Amount of Realized Losses for preceding Distribution Date                             627,675.82

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    420.31
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate
                                                                                                                     Gross Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                214    2,275,000.00
          60+ days delinquent                                                                                    181    2,121,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   2       18,470.19

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close
                      of business on the last day of the related Collection Period.                     4,396,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                      and that were delinquent 30 days or more.                                            18,470.19
          Principal Balance of all Receivables that became Defaulted Receivables
                      during the related Collection Period.                                               577,959.91

          Delinquency Ratio for second preceding Determination Date                                             7.69%
          Delinquency Ratio for third preceding Determination Date                                              6.90%

          Cumulative Defaults for preceding Determination Date                                         15,595,898.45

          Cumulative Net Losses for preceding Determination Date                                       11,916,837.60

          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                       Y-WAIVED

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              2,366,611.12
                          Liquidation Proceeds                                                            198,882.05
                          Recoveries                                                                       99,436.74
                          Purchase Amounts                                                                 18,470.19
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
                   Total Distribution Amount                                                            2,683,400.10

     DISTRIBUTABLE AMOUNT
          PRINCIPAL DISTRIBUTABLE AMOUNT
                          Principal portion of payments collected (non-prepayments)                       915,073.92
                          Prepayments in full allocable to principal                                      524,084.00
                          Principal Balance of Liquidated Receivables                                     826,557.87
                          Purchase Amounts allocable to principal                                          18,470.19
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       2,284,185.98

          CLASS A PRINCIPAL DISTRIBUTABLE AMOUNT
                      Principal Distributable Amount                                                    2,284,185.98
                      Times Class A Percentage (95%)                                                              95%
                                                                                                      ---------------
                                                                                                        2,169,976.68
                      Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                     0.00
                                                                                                      ---------------
                      Class A Principal Distributable Amount                                            2,169,976.68

          CLASS A INTEREST DISTRIBUTABLE AMOUNT
                      Beginning of Period Principal Balance of the Certificates                        49,686,207.00
                      Multiplied by Certificate Pass-Through Rate                                               6.55%
                      Multiplied by 30/360, or for the first Distribution Date, by 29/360                  0.0833333
                                                                                                      ---------------
                      Class A Interest Distributable Amount                                               271,203.88

          CLASS B PRINCIPAL DISTRIBUTABLE AMOUNT
                      Principal Distributable Amount                                                    2,284,185.98
                      Times Class B Percentage (5%)                                                                5%
                                                                                                      ---------------
                      Class B Principal Distributable Amount                                              114,209.30

          CLASS B COUPON INTEREST AMOUNT
                      Beginning of Period Principal Balance of the Certificates                         3,319,802.88
                      Multiplied by Certificate Pass-Through Rate                                              11.66%
                      Multiplied by 30/360, or for the first Distribution Date, by 29/360                  0.0833333
                                                                                                      ---------------
                      Class B Coupon Interest Amount                                                       32,257.42

          CLASS B EXCESS INTEREST AMOUNT
                      Total Distribution Amount                                                         2,683,400.10
                      minus
                      Class A Principal and Interest Distributable Amount                               2,441,180.56
                      Class A Interest Carryover Shortfall                                                      0.00
                      Class A Principal Carryover Shortfall                                                     0.00
                      Class B Coupon Interest                                                              32,257.42
                      Class B Interest Carryover Shortfall                                                      0.00
                      Class B Principal Distributable Amount                                              114,209.30
                      Class B Principal Carryover Shortfall                                               704,739.35
                      Trustee distributions                                                                 1,074.08
                      Standby Servicer distributions                                                        3,486.75
                      Servicer distributions                                                              105,190.06
                      Collateral Agent distributions                                                          662.58
                      Reimbursement Obligations                                                            13,858.90
                                                                                                      ---------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                704,739.35
                                                                                                      ---------------
                                                                                                          704,739.35

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                 0.00

    Interest Carryover on Class B Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                                      ----------------
                                                                                                                 0.00

Class A Principal Carryover Shortfall from previous period                                                       0.00
                                                                                                      ----------------
                                                                                                                 0.00

Class A Interest Carryover Shortfall from previous period                                                        0.00
Interest on Class A Interest Carryover Shortfall                                                                 0.00
                                                                                                      ----------------
                                                                                                                 0.00

    Interest Carryover on Class A Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                                      ----------------
                                                                                                                 0.00

CALCULATIONS

  DISTRIBUTIONS (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):
                                                                              Use
                                                                              ---
  (i)       Standby Fee                                                     3,486.75
            Servicing Fee (2.0%)                                           87,168.78
            Additional Servicing Fee Amounts
              (late fees, prepayment charges, etc.)                        18,021.28
            Unpaid Standby Fee from prior Collection Periods                    0.00
            Unpaid Servicing Fee from prior Collection Periods                  0.00
  (ii)      Transition Expenses to Standby Servicer                             0.00
  (iii)     Trustee Fee                                                       653.77
            Trustee's out-of-pocket expenses                                  420.31
            Unpaid Trustee Fee from prior Collection Periods                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior Collection
              Periods                                                           0.00
  (iv)      Collateral Agent Fee                                              662.58
            Collateral Agent Expenses                                           0.00
            Unpaid Collateral Agent Fee from prior Collection Periods           0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods      0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month         271,203.88
            Prior Month(s) Class A Carryover Shortfall                          0.00
            Class A Interest Carryover Shortfall                                0.00
            Interest on Interest Carryover from Prior Months                    0.00
            Current Month Class A Interest Carryover Shortfall                  0.00
            Class A Interest Distributable Amount                         271,203.88
  (viii)(A) Class B Coupon Interest - Unadjusted                           32,257.42
            Class B Interest Carryover Shortfall - Previous Month(s)            0.00
            Interest on B Interest Shortfall - Previous Month(s)                0.00
            Interest on Interest Carryover from Prior Months                    0.00
            Current Month Class B Interest Shortfall                            0.00
            Adjusted Class B Interest Distributable Amount                 32,257.42
  (v)(B)    Class A Principal Distributable Amount - Current Month      2,169,976.68
            Class A Principal Carryover Shortfall - Previous Month(s)           0.00
            Current Month Class A Principal Shortfall                           0.00
            Withdrawal from Spread Account to Cover Shortfall                   0.00
            Class A Principal Distribution Amount                       2,169,976.68
  (vi)      Certificate Insurer Premium                                    13,858.90
            Certificate Insurer Premium Supplement                              0.00
            Other Reimbursement Obligations to Certificate Insurer              0.00
  (vii)     Transition Expenses to successor Servicer                           0.00
       (B)  Class B Principal Distributable Amount - Current Month
              Unadjusted                                                  114,209.30
            Class B Principal Carryover Shortfall - Previous Month(s)     704,739.35
            Current Month Class B Principal Shortfall                    (733,258.90)
            Adjusted Class B Principal Distributable Amount                85,689.75
       (C)  Excess Interest Amount for Deposit in Spread Account                0.00


     CERTIFICATE BALANCE
           Class A Beginning of Period Principal Balance                                               49,686,207.00
                       Class A Principal Distributions                                                  2,169,976.68
           Class A End of Period Principal Balance                                                     47,516,230.32

           Class B Beginning of Period Principal Balance                                                3,319,802.88
                       Class B Principal Distributable Amount                                              85,689.75
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  3,234,113.13
                       Withdrawal from Spread Account to Cover B Shortfalls                                     0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   3,234,113.13

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           2,683,400.10
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                     381,617.35
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,301,782.75

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                     2,301,782.75
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                      32,257.42
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,269,525.33

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                    2,269,525.33
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   2,169,976.68
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                           99,548.65

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                       99,548.65
     (vi) Certificate Insurer Premium                                                                      13,858.90
     (v)  Certificate Insurer Premium Supplement                                                                0.00
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                           85,689.75

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                        85,689.75
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                          114,209.30
     (iii)Prior month(s) carryover shortfalls                                                             704,739.35
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            YES
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              (733,258.90)
          Withdrawal from Spread Account to B PieceCover Shortfalls                                             0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (733,258.90)
CALCULATIONS
          PERFORMANCE MEASURES
                   CALCULATION OF DELINQUENCY RATIO (CURRENT PERIOD)
                          DELINQUENCY AMOUNT
                                 Receivables more than 30 days delinquent                               4,396,000.00
                                 Purchased receivables more than 30 days delinquent                        18,470.19
                                                                                                      ---------------
                                 Total                                                                  4,414,470.19

                          Aggregate Gross Principal Balance as of the close of                         56,899,999.70
                            business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            7.76%

                   CALCULATION OF AVERAGE DELINQUENCY RATIO
                          Delinquency Ratio for most recent Determination Date                                  7.76%
                          Delinquency Ratio for second preceding Determination Date                             7.69%
                          Delinquency Ratio for third preceding Determination Date                              6.90%
                                                                                                      ---------------
                   AVERAGE DELINQUENCY RATIO                                                                    7.45%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          DEFAULT AMOUNT
                                 Principal Balance of Previously Defaulted Receivables                 15,595,898.45
                                 Current Period Defaulted Receivables                                     577,959.91
                                                                                                      ---------------
                                 Total                                                                 16,173,858.36

                                 Cumulative Defaulted Receivables                                      16,173,858.36
                                 Original Pool Balance                                                102,327,009.71

                   CUMULATIVE DEFAULT RATIO                                                                    15.81%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                           CALCULATION OF NET LIQUIDATION LOSSES
                                 Principal Balance plus accrued and unpaid interest of
                                   Liquidated Receivables                                                 826,557.87

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (298,318.79)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   528,239.08
                                 Cumulative Previous Net Losses                                        11,916,837.60
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 12,445,076.68
                                 Original Pool Balance                                                102,327,009.71

                   CUMULATIVE NET LOSS RATIO                                                                   12.16%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       56.35
          Weighted Average Remaining Term                                                                      35.72
          Weighted Average Annual Percentage Rate                                                              20.51%
     SPREAD ACCOUNT
          SPREAD ACCOUNT CAP
                                  10% of Outstanding Certificate Balance                                                5,075,034.35
                                  15% of Outstanding Certificate Balance                                                7,612,551.52
                                  Is a Portfolio Performance Test violation continuing? (Y/N)                                      Y
                                  Has an Insurance Agreement Event of Default occurred? (Y/N)                               Y-WAIVED
                                                                                                                     ---------------
                      Cap Amount                                                                       14,254,869.10

          SPREAD ACCOUNT FLOOR
                                  3% of the Initial Certificate Balance                                                 3,069,810.29
                                  Outstanding Certificate Balance                                                      50,750,343.45
                                  Minimum Floor                                                                           100,000.00
                                                                                                                     ---------------
                      FLOOR AMOUNT                                                                      3,069,810.29

          Required Spread Account Amount                                                               14,254,869.10
          Beginning of Period Spread Account Balance                                                    7,027,176.04
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                                7,227,693.06
          Earnings on Spread Account Balance                                                               29,970.25
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 7,057,146.29



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1997-2
                         6.65% ASSET-BACKED CERTIFICATES

Distribution Date                                                        1/15/99
Collection Period                                                          12/98

     Under the Pooling and Servicing Agreement dated as of May 30, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1   Certificates.
         (a)       The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $2,917,215.84

         (b)       The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $364,613.29

         (c)       The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,552,602.55

         (d)       The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000 interest                                             $25.73

         (e)       The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $3.22

         (f)       The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $22.51

         (g)       The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                           $211,416.61

         (h)       The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $39,908.79

         (i)       The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                   $171,507.82

         (j)       Scheduled Payments due in such Collection Period                                    $2,437,814.52

         (k)       Scheduled Payments collected in such
                   Collection Period                                                                   $2,337,402.21

B.   Information Regarding the Performance of the Trust.
     1   Pool Balance and Certificate Balances
         (a)       The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                $69,257,768.26

         (b)       The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                  $67,257,006.24

         (c)       The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9711114

     2   Servicing Fee and Purchased Receivables.
         (a)       The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $136,104.01

         (b)       The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $4,617.18

         (c)       The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $1.20

         (d)       The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.04

         (e)       The amount of any unpaid Servicing Fee                                                      $0.00

         (f)       The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables
                   that became Purchased Receivables during the related
                   Collection Period
                          Number                                                                                   2
                          Aggregate Purchase Amount                                                       $22,238.66

     3   Payment Shortfalls.
         (a)       The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

         (b)       The amount of the Principal Carryover Shortfall after
                   giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4   Payahead Account.
         (a)       The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $27,676.82

         (b)       Distributions (to) from Collection Account                                              $3,684.35
                   for Payaheads
         (c)       Interest earned on Payahead Balances                                                       $97.76

         (d)       Ending Payahead Account Balance                                                        $31,458.93

     5   Spread Account.
         (a)       The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $10,088,550.94
                          Spread Account Balance                                                       $9,142,030.02

         (b)       The change in the spread account on the Distribution
                    Date set forth above                                                                  $38,639.45

     6   Policy.
         (a)       The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

         (b)       The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $18,445.66

     7   Losses and Delinquencies.
         (a)       The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $685,760.41

         (b)       The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

         (c)       The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 281
                          Aggregate Gross Amount                                                       $3,314,000.00

         (d)       The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and
                   other charges, for which Obligors are delinquent 60 days
                   or more
                          Number                                                                                 198
                          Aggregate Gross Amount                                                       $2,328,000.00

     8   Performance Triggers.
         (a)       Delinquency Ratio                                                                            7.54%

         (b)       Average Delinquency Ratio                                                                    6.88%

         (c)       Cumulative Default Ratio                                                                    13.19%

         (d)       Cumulative Net Loss Ratio                                                                    9.96%

         (e)       Is a Portfolio Performance Test violation continuing?                                         Yes

         (f)       Has an Insurance Agreement Event of Default occurred?                                       No(a)

CPS AUTO GRANTOR TRUST 1997-2
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         3,329,124.35
     LOCK BOX NSF ITEMS:                                                                                  (46,572.34)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                 (3,684.35)
     COLLECTION ACCOUNT INTEREST                                                                           11,118.94
     PAYAHEAD ACCOUNT INTEREST                                                                                 97.76
     TOTAL COLLECTION PROCEEDS:                                                                         3,290,084.36
     FOR DISTRIBUTION DATE:                                                                                  1/15/99
     FOR DETERMINATION DATE:                                                                                  1/8/99
     FOR COLLECTION PERIOD:                                                                                    12/98

     COLLATERAL ACTIVITY INFORMATION
         PRINCIPAL
         Beginning Principal Balance                                                                   69,257,768.26
                                 Principal portion of payments collected (non-prepayments)                              1,150,122.89
                                 Prepayments in full allocable to principal                                               544,370.00
                            Collections allocable to principal                                          1,694,492.89
                            Partial prepayments relating to various contracts or policies                       0.00
                            Liquidation Proceeds allocable to principal                                   284,458.09
                            Purchase Amounts allocable to principal                                        22,238.66
                                                                                                      ---------------
                     Total Principal                                                                    2,001,189.64

                     Realized Losses                                                                      685,760.41
                     Cram Down Losses                                                                           0.00

         Ending Principal Balance                                                                      66,570,818.21

         INTEREST
                            Collections allocable to interest                                           1,187,279.32
                            Liquidation Proceeds allocable to interest                                          0.00
                            Purchase Amounts allocable to interest                                              0.00
                            Recoveries from Liquidated Receivables from prior periods                     101,615.40
                                                                                                      ---------------
                     Total Interest                                                                     1,288,894.72

     CERTIFICATE INFORMATION
         Beginning of Period Class A Principal Balance                                                 65,794,879.86
         Beginning of Period Class B Principal Balance                                                  4,186,236.75

     MISCELLANEOUS BALANCES
         Beginning of Period Spread Account Balance                                                     9,103,390.57
         Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            20,674.40
         Aggregate Payahead Balance                                                                        31,361.17
         Aggregate Payahead Balance for preceding Distribution Date                                        27,676.82
         Interest Earned on Payahead Balances                                                                  97.76
         Scheduled Payments due in Collection Period                                                    2,437,814.52
         Scheduled Payments collected in Collection Period                                              2,337,402.21
         Aggregate Amount of Realized Losses for preceding Distribution Date                              685,760.41

     MISCELLANEOUS CURRENT EXPENSES
         Trustee's out-of-pocket expenses                                                                     544.58
         Collateral Agent's expenses                                                                            0.00
         Transition Expenses to Standby Servicer                                                                0.00
         Transition Expenses to successor Servicer                                                              0.00
         Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                   0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
         Unpaid Standby Fee from prior Collection Periods                                                       0.00
         Unpaid Servicing Fee from prior Collection Periods                                                     0.00
         Unpaid Trustee Fee from prior Collection Periods                                                       0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
         Unpaid Collateral Agent Fee from prior Collection Periods                                              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate
                                                                                                                     Gross Amount
                                                                                                 # of Receivables    of Receivables
         31 - 59 days delinquent                                                                                 281    3,314,000.00
         60+ days delinquent                                                                                     198    2,328,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   2       22,238.66

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
         Principal Balance of all Receivables delinquent more than 30 days as of the close
                     of business on the last day of the related Collection Period.                      5,642,000.00
         Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                     and that were delinquent 30 days or more.                                             22,238.66
         Principal Balance of all Receivables that became Defaulted
                     Receivables during the related Collection Period.                                    731,171.58

         Delinquency Ratio for second preceding Determination Date                                              6.85%
         Delinquency Ratio for third preceding Determination Date                                               6.26%

         Cumulative Defaults for preceding Determination Date                                          15,014,508.17

         Cumulative Net Losses for preceding Determination Date                                        11,301,594.58

         Is a Portfolio Performance Test violation continuing? (Y/N)                                               Y
         Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                              All collections on receivables (incl. amts from payahead, excl.
                              amounts deposited into payahead)                                          2,881,772.21
                              Liquidation Proceeds                                                        284,458.09
                              Recoveries                                                                  101,615.40
                              Purchase Amounts                                                             22,238.66
                              Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                0.00
                              Investment earnings from Collection Account                                       0.00
                              Investment earnings from Payahead Account                                         0.00
                                                                                                      ---------------
           TOTAL DISTRIBUTION AMOUNT                                                                    3,290,084.36

     DISTRIBUTABLE AMOUNT
           Principal Distributable Amount
                              Principal portion of payments collected (non-prepayments)                 1,150,122.89
                              Prepayments in full allocable to principal                                  544,370.00
                              Principal Balance of Liquidated Receivables                                 970,218.50
                              Purchase Amounts allocable to principal                                      22,238.66
                              Cram Down Losses                                                                  0.00
                                                                                                      ---------------
                       Principal Distributable Amount                                                   2,686,950.05

           Class A Principal Distributable Amount
                       Principal Distributable Amount                                                   2,686,950.05
                       Times Class A Percentage (95%)                                                             95%
                                                                                                      ---------------
                                                                                                        2,552,602.55
                       Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                    0.00
                                                                                                      ---------------
                       Class A Principal Distributable Amount                                           2,552,602.55

           Class A Interest Distributable Amount
                       Beginning of Period Principal Balance of the Certificates                       65,794,879.86
                       Multiplied by Certificate Pass-Through Rate                                              6.65%
                       Multiplied by 30/360, or for the first Distribution Date, by 16/360                 0.0833333
                                                                                                      ---------------
                       Class A Interest Distributable Amount                                              364,613.29

           Class B Principal Distributable Amount
                       Principal Distributable Amount                                                   2,686,950.05
                       Times Class B Percentage (5%)                                                               5%
                                                                                                      ---------------
                       Class B Principal Distributable Amount                                             134,347.50

           Class B Coupon Interest Amount
                       Beginning of Period Principal Balance of the Certificates                        4,186,236.75
                       Multiplied by Certificate Pass-Through Rate                                             11.44%
                       Multiplied by 30/360, or for the first Distribution Date, by 16/360                 0.0833333
                                                                                                      ---------------
                       Class B Coupon Interest Amount                                                      39,908.79

           Class B Excess Interest Amount
                       Total Distribution Amount                                                        3,290,084.36
                       minus
                       Class A Principal and Interest Distributable Amount                              2,917,215.84
                       Class A Interest Carryover Shortfall                                                     0.00
                       Class A Principal Carryover Shortfall                                                    0.00
                       Class B Coupon Interest                                                             39,908.79
                       Class B Interest Carryover Shortfall                                                     0.00
                       Class B Principal Distributable Amount                                             134,347.50
                       Class B Principal Carryover Shortfall                                              723,348.35
                       Trustee distributions                                                                1,410.30
                       Standby Servicer distributions                                                       4,617.18
                       Servicer distributions                                                             136,104.01
                       Collateral Agent distributions                                                         874.76
                       Reimbursement Obligations                                                           18,445.66
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                723,348.35
                                                                                                      ---------------
                                                                                                          723,348.35

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                              Use
                                                                              ---
  (i)       Standby Fee                                                     4,617.18
            Servicing Fee (2.0%)                                          115,429.61
            Additional Servicing Fee Amounts (late fees, prepayment
              charges, etc.)                                               20,674.40
            Unpaid Standby Fee from prior Collection Periods                    0.00
            Unpaid Servicing Fee from prior Collection Periods                  0.00
  (ii)      Transition Expenses to Standby Servicer                             0.00
  (iii)     Trustee Fee                                                       865.72
            Trustee's out-of-pocket expenses                                  544.58
            Unpaid Trustee Fee from prior Collection Periods                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior Collection
              Periods                                                           0.00
  (iv)      Collateral Agent Fee                                              874.76
            Collateral Agent Expenses                                           0.00
            Unpaid Collateral Agent Fee from prior Collection Periods           0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods      0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month         364,613.29
            Prior Month(s) Class A Carryover Shortfall                          0.00
            Class A Interest Carryover Shortfall                                0.00
            Interest on Interest Carryover from Prior Months                    0.00
            Current Month Class A Interest Carryover Shortfall                  0.00
            Class A Interest Distributable Amount                         364,613.29
  (viii)(A) Class B Coupon Interest - Unadjusted                           39,908.79
            Class B Interest Carryover Shortfall - Previous Month(s)            0.00
            Interest on B Interest Shortfall - Previous Month(s)                0.00
            Interest on Interest Carryover from Prior Months                    0.00
            Current Month Class B Interest Shortfall                            0.00
            Adjusted Class B Interest Distributable Amount                 39,908.79
  (v)(B)    Class A Principal Distributable Amount - Current Month      2,552,602.55
            Class A Principal Carryover Shortfall - Previous Month(s)           0.00
            Current Month Class A Principal Shortfall                           0.00
            Withdrawal from Spread Account to Cover Shortfall                   0.00
            Class A Principal Distribution Amount                       2,552,602.55
  (vi)      Certificate Insurer Premium                                    18,445.66
            Certificate Insurer Premium Supplement                              0.00
            Other Reimbursement Obligations to Certificate Insurer              0.00
  (vii)     Transition Expenses to successor Servicer                           0.00
       (B)  Class B Principal Distributable Amount - Current Month
              Unadjusted                                                  134,347.50
            Class B Principal Carryover Shortfall - Previous Month(s)     723,348.35
            Current Month Class B Principal Shortfall                    (686,188.03)
            Adjusted Class B Principal Distributable Amount               171,507.82
       (C)  Excess Interest (Shortage) Amount for Deposit to
              (withdrawal from) Spread Account                                  0.00


     CERTIFICATE BALANCE
           Class A Beginning of Period Principal Balance                                               65,794,879.86
                       Class A Principal Distributions                                                  2,552,602.55
           Class A End of Period Principal Balance                                                     63,242,277.31

           Class B Beginning of Period Principal Balance                                                4,186,236.75
                       Class B Principal Distributable Amount                                             171,507.82
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  4,014,728.93
                    Withdrawal from Spread Account to Cover B Shortfalls                                        0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   4,014,728.93

CLASS A DEFICIENCY - INTEREST
     (i)   Total Distribution Amount Available                                                          3,290,084.36
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                    507,619.54
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,782,464.82

CLASS B DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                    2,782,464.82
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                     39,908.79
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,742,556.03

CLASS A DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                   2,742,556.03
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                  2,552,602.55
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         189,953.48

OTHER DISTRIBUTIONS
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                     189,953.48
     (vi)  Certificate Insurer Premium                                                                     18,445.66
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                         171,507.82

CLASS B DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                      171,507.82
     (ii)  Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                         134,347.50
     (iii) Prior month(s) carryover shortfalls                                                            723,348.35
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                           YES
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                             (686,188.03)
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                               (686,188.03)
CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               5,642,000.00
                                 Purchased receivables more than 30 days delinquent                        22,238.66
                                                                                                      ---------------
                                 Total                                                                  5,664,238.66

                          Aggregate Gross Principal Balance as of the close of                         75,151,933.14
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            7.54%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  7.54%
                          Delinquency Ratio for second preceding Determination Date                             6.85%
                          Delinquency Ratio for third preceding Determination Date                              6.26%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    6.88%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 15,014,508.17
                                 Current Period Defaulted Receivables                                     731,171.58
                                                                                                      ---------------
                                 Total                                                                 15,745,679.75

                                 Cumulative Defaulted Receivables                                      15,745,679.75
                                 Original Pool Balance                                                119,362,032.46

                   Cumulative Default Ratio                                                                    13.19%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                   Liquidated Receivables                                                 970,218.50

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (386,073.49)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   584,145.01
                                 Cumulative Previous Net Losses                                        11,301,594.58
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 11,885,739.59
                                 Original Pool Balance                                                119,362,032.46

                   Cumulative Net Loss Ratio                                                                    9.96%

ADDITIONAL POOL INFORMATION:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     38.20
           Weighted Average Annual Percentage Rate                                                             20.44%
     SPREAD ACCOUNT
           Spread Account Cap
                              9% of Outstanding Certificate Balance                                                     6,053,130.56
                              15% of Outstanding Certificate Balance                                                   10,088,550.94
                              Is a Portfolio Performance Test violation continuing? (Y/N)                                          Y
                              Has an Insurance Agreement Event of Default occurred? (Y/N)                                       N(a)
                                                                                                                     ---------------
                       Cap Amount                                                                      10,088,550.94

           Spread Account Floor
                              3% of the Initial Certificate Balance                                                     3,580,860.93
                              Outstanding Certificate Balance                                                          67,257,006.24
                              Minimum Floor                                                                               100,000.00
                                                                                                                     ---------------
                       Floor Amount                                                                     3,580,860.93

           Required Spread Account Amount                                                              10,088,550.94
           Beginning of Period Spread Account Balance                                                   9,103,390.57
           Spread Account Deposit (Withdrawal) from Current Distributions                                       0.00
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                                 985,160.37
           Earnings on Spread Account Balance                                                              38,639.45
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawal Allocated to B Piece Shortfalls                                                 0.00
           Net Spread Account Withdrawal to Seller                                                              0.00
           Ending Spread Account Balance                                                                9,142,030.02


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------


(a) Requisite levels for spread accounts reflect insurance defaults on pools 1995-1, 1995-4, 1996-1, FASCO 1996-1, 1996-2, 1996-3 and 1997-1.

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1997-3
                       6.10% ASSET-BACKED NOTES, CLASS A-1
                       6.38% ASSET-BACKED NOTES, CLASS A-2
                       10.65% ASSET-BACKED NOTES, CLASS B
                        10.65% ASSET-BACKED CERTIFICATES

Distribution Date                                                        1/15/99
Collection Period                                                          12/98

     Under the Sale and Servicing Agreement dated as of August 1, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $3,574,862.23

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $117,224.82

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $3,457,637.41

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                      $44.23

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $1.45

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                             $42.78

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $327,868.20

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $327,868.20

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $5.31

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution to Class B
                   Noteholders on the Distribution Date set forth above                                  $153,909.65

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                        $21,754.61

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                   $132,155.04

          (p)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                           $153,909.65

          (q)      The amount of the distribution set forth in
                   paragraph A.1. (p) above in respect of interest                                        $21,754.61

          (r)      The amount of the distribution set forth in
                   in paragraph A.1. (p) above in respect of principal                                   $132,155.04

          (s)      Scheduled Payments due in such Collection Period                                    $3,227,638.85

          (t)      Scheduled Payments collected in such
                   Collection Period                                                                   $3,027,951.50

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                $96,562,358.98

          (b)      The aggregate principal amount of the Securities as
                   of the close of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o),(r) above                      $85,909,120.65

          (c)      Aggregate principal amount of Notes as of the close of
                   business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i),(o) above              $83,590,051.71

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.8656588

          (e)      Aggregate principal amount of Certificates as of the close of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(r) above                       $2,319,068.94

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                         0.0240163

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $183,863.03

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $4,828.12

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                         $2.27

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.06

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   2
                          Aggregate Purchase Amount                                                       $15,928.60

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                 $0.00

          (d)      The amount of the Class B Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                    $0.00

          (f)      The amount of the Certificate Interest Carryover shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (q) above                                                                    $0.00

          (g)      The amount of the Certificate Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (r) above                                                                    $0.00

     4    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $27,828,827.23
                          Spread Account Balance                                                       $3,115,945.50

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                  $57,373.64

     5    Policy.
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                      $23,704.04

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                   $1,089,890.42

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 307
                          Aggregate Gross Amount                                                       $3,708,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 326
                          Aggregate Gross Amount                                                       $4,062,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            7.46%

          (b)      Average Delinquency Ratio                                                                    7.15%

          (c)      Cumulative Default Ratio                                                                    11.61%

          (d)      Cumulative Net Loss Ratio                                                                    8.56%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No(a)

CPS AUTO RECEIVABLES TRUST 1997-3
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         4,537,667.56
     LOCK BOX NSF ITEMS:                                                                                  (84,525.78)
     TOTAL COLLECTION PROCEEDS:                                                                         4,453,141.78
     FOR DISTRIBUTION DATE:                                                                                  1/15/99
     FOR DETERMINATION DATE:                                                                                  1/8/99
     FOR COLLECTION PERIOD:                                                                                    12/98

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  96,562,358.98
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                        96,562,358.98
                                  Principal portion of payments collected (non-prepayments)                            1,402,451.09
                                  Prepayments in full allocable to principal                                             729,261.00
                          Collections allocable to principal                                            2,131,712.09
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     562,070.44
                          Purchase Amounts allocable to principal                                          15,928.60
                                                                                                      ---------------
                   Total Principal                                                                      2,709,711.13

                   Realized Losses                                                                      1,089,890.42
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     92,762,757.43

          PREFUNDING
                   Original Amount in Prefunding Account                                               27,084,817.00
                   Subsequent Loans Sold to the Trust                                                  27,084,817.00
                   Balance of Prefunding Account                                                                0.00

          INTEREST
                          Collections allocable to interest                                             1,625,500.41
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       117,930.24
                                                                                                      ---------------
                   Total Interest                                                                       1,743,430.65

     NOTE & CERTIFICATE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                              23,060,620.19
          Beginning of Period Class A-2 Principal Balance                                              61,668,000.00
          Beginning of Period Class B Principal Balance                                                 2,451,223.97
          Beginning of Period Certificate Balance                                                       2,451,223.97

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    3,058,571.86
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           22,925.77
          Scheduled Payments due in Collection Period                                                   3,227,638.85
          Scheduled Payments collected in Collection Period                                             3,027,951.50
          Aggregate Amount of Realized Losses for preceding Distribution Date                           1,089,890.42

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    182.87
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate
                                                                                                                     Gross Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                307   3,708,000.00
          60+ days delinquent                                                                                    326   4,062,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   2      15,928.60

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close
                   of business on the last day of the related Collection Period.                        7,770,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                   and that were delinquent 30 days or more.                                               15,928.60
          Principal Balance of all Receivables that became Defaulted Receivables
                   during the related Collection Period.                                                1,038,934.97

          Delinquency Ratio for second preceding Determination Date                                             7.51%
          Delinquency Ratio for third preceding Determination Date                                              6.49%

          Cumulative Defaults for preceding Determination Date                                         16,383,260.61

          Cumulative Net Losses for preceding Determination Date                                       11,867,713.59

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     REQUISITE RESERVE AMOUNT
          Weighted Average of the Interest Rates and Pass-Through Rates                                       6.5415%
          minus 2.5%                                                                                            2.50%
                                                                                                      ---------------
                                                                                                              4.0415%
          divided by 360                                                                                      0.0112%
          times the prefunded amount                                                                            0.00
          times the number of days outstanding in prefunding period (8/19 - 9/11)                              23.00
                                                                                                      ---------------
          Requisite Reserve Amount                                                                              0.00
          Amount in Interest Reserve Account                                                                    0.00
          Excess in Interest Reserve Account                                                                    0.00

     TOTAL DISTRIBUTION AMOUNT
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             3,757,212.50
                           Liquidation Proceeds                                                           562,070.44
                           Recoveries                                                                     117,930.24
                           Purchase Amounts                                                                15,928.60
                           Note Insurer Optional Deposit pursuant to Section 4.11(iii)                          0.00
                           Excess released from Prefunding Account                                              0.00
                           Investment earnings from Note Distribution Account                                 599.19
                           Investment earnings from Prefunding Account                                          0.00
                           Investment earnings from Interest Reserve Account                                  281.60
                           Investment earnings from Collection Account                                     15,048.52
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     4,469,071.09

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     1,402,451.09
                          Prepayments in full allocable to principal                                      729,261.00
                          Principal Balance of Liquidated Receivables                                   1,651,960.86
                          Purchase Amounts allocable to principal                                          15,928.60
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       3,799,601.55

          Class A Target Amount
                       90%                                                                                        90%
                   times Aggregate Principal Balance of Receivables                                    92,762,757.43
                                                                                                      ---------------
                                                                                                       83,486,481.69


          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                Yes
                   Will the Class A-2 Notes be reduced to 0?                                                      No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    68.8%
                                                                                                      ---------------
                                                                                                                91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       3,799,601.55
                   Times Class A Noteholders' Percentage                                                          91%
                                                                                                      ---------------
                                                                                                        3,457,637.41
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               3,457,637.41

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  23,060,620.19
                   Multiplied by the Note Rate                                                                  6.10%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  117,224.82

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  61,668,000.00
                   Multiplied by the Note Rate                                                                  6.38%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  327,868.20

          Class B Noteholders Principal Distributable Amount
                   Principal Distributable Amount                                                       3,799,601.55
                   Times Class B Percentage                                                                      2.5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                  94,990.04

          Certificate Principal Distributable Amount
                   Principal Distributable Amount                                                       3,799,601.55
                   Times Certificate Percentage                                                                  2.5%
                                                                                                      ---------------
                   Certificate Principal Distributable Amount                                              94,990.04

          Class B Noteholders' Interest Amount
                   Beginning of Period Principal Balance of the Notes                                   2,451,223.97
                   Multiplied by Note Pass-Through Rate                                                        10.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          21,754.61

          Certificateholders' Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            2,451,223.97
                   Multiplied by Pass-Through Rate                                                             10.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Certificateholders' Interest Amount                                                     21,754.61

          Class B Excess Interest Amount
                   Total Distribution Amount                                                            4,469,071.09
                   minus
                   Class A Principal and Interest Distributable Amount                                  3,574,862.23
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 21,754.61
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                  94,990.04
                   Class B Principal Carryover Shortfall                                                   74,329.99
                   Trustee distributions                                                                      987.56
                   Standby Servicer distributions                                                           4,828.12
                   Servicer distributions                                                                 183,863.03
                   Collateral Agent distributions                                                             746.93
                   Reimbursement Obligations                                                               23,704.04
                                                                                                      ---------------
                                                                                                          489,004.54

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B and Certificates Principal Carryover Shortfall from previous period                                74,329.99
                                                                                                      ---------------
                                                                                                           74,329.99

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
Interest on Class A-1 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                          0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                              Use
                                                                              ---
  (i)      Standby Fee                                                      4,828.12
           Servicing Fee (2.0%)                                           160,937.26
           Additional Servicing Fee Amounts (late fees, prepayment
             charges, etc.)                                                22,925.77
           Unpaid Standby Fee from prior Collection Periods                     0.00
           Unpaid Servicing Fee from prior Collection Periods                   0.00
  (ii)     Transition Expenses to Standby Servicer                              0.00
  (iii)    Indenture Trustee Fee                                              804.69
           Indenture Trustee's out-of-pocket expenses                         182.87
           Unpaid Indenture Trustee Fee from prior Collection Periods           0.00
           Unpaid Indenture Trustee's out-of-pocket exp. - prior
             Collection Periods                                                 0.00
           Owner Trustee Fee                                                    0.00
           Owner Trustee's out-of-pocket expenses                               0.00
           Unpaid Owner Trustee Fee from prior Collection Periods               0.00
           Unpaid Owner Trustee's out-of-pocket exp - prior
             Collection Periods                                                 0.00
  (iv)     Collateral Agent Fee                                               746.93
           Collateral Agent Expenses                                            0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods       0.00
  (v)(A)   Class A-1 Interest Distributable Amount - Current Month        117,224.82
           Prior Month(s) Class A-1 Interest Carryover Shortfall                0.00
           Class A-1 Interest Carryover Shortfall                               0.00
           Interest on Interest Carryover from Prior Months                     0.00
           Current Month Class A-1 Interest Carryover Shortfall                 0.00
           Class A-1 Interest Distributable Amount                        117,224.82
     (B)   Class A-2 Interest Distributable Amount - Current Month        327,868.20
           Prior Month(s) Class A-2 Interest Carryover Shortfall                0.00
           Class A-2 Interest Carryover Shortfall                               0.00
           Interest on Interest Carryover from Prior Months                     0.00
           Current Month Class A-2 Interest Carryover Shortfall                 0.00
           Class A-2 Interest Distributable Amount                        327,868.20
  (vi)(A)  Class B Note Interest - Unadjusted                              21,754.61
           Class B Note Interest Carryover Shortfall - Previous Month(s)        0.00
           Interest on B Interest Shortfall - Previous Month(s)                 0.00
           Interest on B Interest Carryover from Prior Months                   0.00
           Current Month Class B Interest Shortfall                             0.00
           Adjusted Class B Note Interest Distributable Amount             21,754.61
      (B)  Certificate Interest - Unadjusted                               21,754.61
           Certificate Interest Carryover Shortfall - Previous Month(s)         0.00
           Interest on Certificate Interest Shortfall - Previous Month(s)       0.00
           Interest on Certificate Interest Carryover from Prior Months         0.00
           Current Month Certificate Interest Shortfall                         0.00
           Adjusted Certificate Interest Distributable Amount              21,754.61
  (vii)    Class A Principal Distributable Amount - Current Month       3,457,637.41
           Class A Principal Carryover Shortfall - Previous Month(s)            0.00
           Current Month Class A Principal Shortfall                            0.00
           Withdrawal from Spread Account to Cover Shortfall                    0.00
           Class A Principal Distribution Amount to Class A-1           3,457,637.41
           Class A Principal Distribution Amount to Class A-2                   0.00
  (viii)   Note Insurer Premium                                            23,704.04
           Note Insurer Premium Supplement                                      0.00
           Other Reimbursement Obligations to Note Insurer                      0.00
  (ix)     Transition Expenses to successor Servicer                            0.00
  (x)      Class B Principal Distributable Amount - Current Month
             Unadjusted                                                    94,990.04
           Class B Principal Carryover Shortfall - Previous Month(s)       37,165.00
           Current Month Class B Principal Shortfall                            0.00
           Adjusted Class B Principal Distributable Amount                132,155.04
           Certificate Principal Distributable Amount - Current Month
             Unadjusted                                                    94,990.04
           Certificate Principal Carryover Shortfall - Previous Month(s)   37,165.00
           Current Month Certificate Principal Shortfall                        0.00
           Adjusted Certificate Principal Distributable Amount            132,155.04
  (xi)     Until the Target Payment Date, remaining amount to Class A
             Noteholders                                                        0.00
           Amount to Class A-1 Noteholders                                      0.00
           Amount to Class A-2 Noteholders                                      0.00
  (xii)    After an Event of Default, Certificateholders' Int. Dist. Amount     0.00
  (xiii)   After an Event of Default, Certificateholders' Prin. Dist. Amount    0.00
  (xiv)    After the Target Pmt. Date, remaining amount into Spread Acct.  44,391.69
           Spread Account withdrawal for deficiencies                           0.00

     SECURITIES BALANCE
           Class A-1 Beginning of Period Principal Amount                                              23,060,620.19
                    Class A-1 Principal Distributions                                                   3,457,637.41
           Class A-1 End of Period Principal Amount (prior to turbo)                                   19,602,982.78
                    Additional Principal Distribution                                                           0.00
           Class A-1 End of Period Principal Amount                                                    19,602,982.78

           Class A-2 Beginning of Period Principal Amount                                              61,668,000.00
                    Class A-2 Principal Distributions                                                           0.00
           Class A-2 End of Period Principal Amount (prior to turbo)                                   61,668,000.00
                    Additional Principal Distribution                                                           0.00
           Class A-2 End of Period Principal Amount                                                    61,668,000.00

           Class B Beginning of Period Principal Amount                                                 2,451,223.97
                    Class B Principal Distributable Amount                                                132,155.04
           Class B End of Period Principal Amount BEFORE Spread Account Distributions                   2,319,068.94
                    Allocations of Cash Releases to Cover B Shortfalls                                          0.00
           Class B End of Period Principal Amount AFTER Spread Account Distributions                    2,319,068.94

           Certificate Beginning of Period Principal Amount                                             2,451,223.97
                    Certificate Principal Distributable Amount                                            132,155.04
           Certificate End of Period Principal Amount BEFORE Spread Account Distributions               2,319,068.94
                 Allocation of Cash Releases to Cover Certificate Shortfalls                                    0.00
           Certificate End of Period Principal Amount AFTER Spread Account Distributions                2,319,068.94

CLASS A-1 DEFICIENCY - INTEREST
     (i)   Total Distribution Amount Available                                                          4,469,071.09
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(i) and (v)A                    307,650.46
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       4,161,420.63

CLASS A-2 DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(v) B                           4,161,420.63
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(v) B                           327,868.20
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,833,552.43

CLASS B NOTE DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vi) A                          3,833,552.43
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(v) A                            21,754.61
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,811,797.82

CLASS B CERTIFICATE DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vi) and (x)                    3,811,797.82
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(vi) and (x)                     21,754.61
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,790,043.21

CLASS A DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vii)                           3,790,043.21
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(vii)                         3,457,637.41
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         332,405.80

OTHER DISTRIBUTIONS
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(viii)                            332,405.80
     (vi)  Note Insurer Premium                                                                            23,704.04
     (v)   Note Insurer Premium Supplement                                                                      0.00
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                         308,701.76

CLASS B NOTES & CERTIFICATES DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vi) and (x)                      308,701.76
     (ii)  Amounts payable pursuant to Section 5.8(a)(vi) and (x)                                         189,980.08
     (iii) Prior month(s) carryover shortfalls                                                             74,329.99
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/ B Notes (Deficiency)                                 22,195.85
           Amount Remaining for Further Distribution/ B Certificates (Deficiency)                          22,195.85
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                 44,391.69



CALCULATIONS
           PERFORMANCE MEASURES
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                   Receivables more than 30 days delinquent                             7,770,000.00
                                   Purchased receivables more than 30 days delinquent                      15,928.60
                                                                                                      ---------------
                                   Total                                                                7,785,928.60

                           Aggregate Gross Principal Balance as of the close of                       104,329,274.88
                                   business on the last day of the Collection Period.
                    DELINQUENCY RATIO                                                                           7.46%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                 7.46%
                           Delinquency Ratio for second preceding Determination Date                            7.51%
                           Delinquency Ratio for third preceding Determination Date                             6.49%
                                                                                                      ----------------
                    Average Delinquency Ratio                                                                   7.15%

                    CALCULATION OF CUMULATIVE DEFAULT RATIO
                           Default Amount
                                   Principal Balance of Previously Defaulted Receivables               16,383,260.61
                                   Current Period Defaulted Receivables                                 1,038,934.97
                                                                                                      ---------------
                                   Total                                                               17,422,195.58

                                   Cumulative Defaulted Receivables                                    17,422,195.58
                                   Original Pool Balance                                              150,000,000.00

                    Cumulative Default Ratio                                                                   11.61%

                    CALCULATION OF CUMULATIVE NET LOSS RATIO
                           Calculation of Net Liquidation Losses
                                   Principal Balance plus accrued and unpaid interest of
                                            Liquidated Receivables                                      1,651,960.86

                                   Cram Down Losses                                                             0.00
                                   Net Liquidation Proceeds                                              (680,000.68)
                                                                                                      ---------------
                                   Net Liquidation Losses                                                 971,960.18
                                   Cumulative Previous Net Losses                                      11,867,713.59
                                                                                                      ---------------
                                   Cumulative Net Losses                                               12,839,673.77
                                   Original Pool Balance                                              150,000,000.00

                    Cumulative Net Loss Ratio                                                                   8.56%

ADDITIONAL POOL INFORMATION:
           Weighted Average Original Term                                                                      57.00
           Weighted Average Remaining Term                                                                     40.86
           Weighted Average Annual Percentage Rate                                                             20.38%
     SPREAD ACCOUNT
           OC Percent
                           Aggregate Principal Balance                                                 92,762,757.43
                           minus the Securities Balance                                                85,909,120.65
                                                                                                      ---------------
                                                                                                        6,853,636.78
                           divided by the Aggregate Principal Balance                                           7.39%

           Floor OC Percent
                    Aggregate Principal Balance                                                        92,762,757.43
                    minus the Securities Balance                                                       85,909,120.65
                                                                                                      ---------------
                                                                                                        6,853,636.78
                    divided by the initial Aggregate Principal Balance                                150,000,000.00
                                                                                                      ---------------
                                                                                                                4.57%

           Floor Amount
                    greater of
                       (a) $100,000                                                                                      100,000.00
                       (b) the lesser of
                           (i)  Securities Balance                                                                    85,909,120.65
                           (ii) the sum of
                               (A) 2% of the sum of                                                                            2.00%
                                   (I)  initial Aggregate Principal Balance                                          122,915,183.00
                                   (II) balance of all Subsequent Receivables                                         27,084,817.00
                                                                                                                     ---------------
                                                                                                                       3,000,000.00
                               (B) the product of
                                   (I)  excess of 1% over the Floor OC Percent                                                 0.00%
                                   (II) initial Aggregate Principal Balance                                          150,000,000.00
                                                                                                                     ---------------
                                                                                                                               0.00
                    Floor Amount                                                                        3,000,000.00

           Requisite Amount
                           the greater of
                                (1) the Floor Amount                                                                   3,000,000.00
                                (2) the product of:
                                    if no Trigger Event, 9% minus the OC Percent                                               1.61%
                                    if a Trigger Event, 15% minus the OC Percent                                               7.61%
                                    if a Portfolio Performance Event of Default, 30% minus the OC Percent                     22.61%
                                    if an Insurance Agreement Event of Default, 30%                                           30.00%
                                                                                                               30.00%
                                    times the Aggregate Principal Balance                              92,762,757.43
                                                                                                      ---------------
                                                                                                       27,828,827.23
           Requisite Amount                                                                            27,828,827.23

                           Does a Trigger Event exist?                                                                            N
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            Y
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                          N(a)

           Required Spread Account Amount                                                              27,828,827.23
           Beginning of Period Spread Account Balance                                                   3,058,571.86
           Additional Deposit for Subsequent Receivables Transfer                                               0.00
           Spread Account Deposit (Withdrawal) from Current Distributions                                  44,391.69
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                              24,725,863.68
           Earnings on Spread Account Balance                                                              12,981.95
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawal Allocated to B Notes Shortfalls                                                 0.00
           Amount of Withdrawal Allocated to B Certificates Shortfalls                                          0.00
           Net Spread Account Withdrawal to Seller                                                              0.00
           Ending Spread Account Balance                                                                3,115,945.50




IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------



(a) Requisite levels for spread accounts reflect insurance defaults on pools 1995-1, 1995-4, 1996-1, FASCO 1996-1, 1996-2, 1996-3, and 1997-1.

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1997-4
                       6.07% ASSET-BACKED NOTES, CLASS A-1
                       6.30% ASSET-BACKED NOTES, CLASS A-2
                        10.59% ASSET-BACKED CERTIFICATES

Distribution Date                                                        1/15/99
Collection Period                                                          12/98

     Under the Sale and Servicing Agreement dated as of October 9, 1997 and amended as of October 17, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $2,569,075.69

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $97,159.43

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,471,916.26

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                      $47.35

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $1.79

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                             $45.56

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $243,114.89

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $243,114.89

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $3.94

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                           $168,678.56

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                        $32,858.99

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                   $135,819.57

          (p)      Scheduled Payments due in such Collection Period                                    $2,413,362.14

          (q)      Scheduled Payments collected in such
                   Collection Period                                                                   $2,403,320.88

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $74,467,967.53

          (b)      The aggregate principal amount of the Securities as of the close of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o) above                          $66,631,056.02

          (c)      Aggregate principal amount of Notes as of the close of
                   business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i) above                  $63,043,477.21

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.8465852

          (e)      Aggregate principal amount of the Certificates as of the
                   close of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(o) above                       $3,587,578.81

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                         0.0481761

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $141,383.92

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,723.40

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                         $2.61

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.07

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   1
                          Aggregate Purchase Amount                                                        $8,665.39

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                 $0.00

          (d)      The amount of the Class B Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                    $0.00

     4    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $21,525,472.81
                          Spread Account Balance                                                       $2,789,419.62

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                  $249,771.53

     5    Policy.
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                      $18,387.68

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $752,291.13

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 237
                          Aggregate Gross Amount                                                       $2,847,000.00

          (d) The number of Receivables and the aggregate gross amount scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 217
                          Aggregate Gross Amount                                                       $2,627,000.00

     7    Performance Triggers.
          (a)      Delinquency Ratio                                                                            6.81%

          (b)      Average Delinquency Ratio                                                                    6.29%

          (c)      Cumulative Default Ratio                                                                     8.93%

          (d)      Cumulative Net Loss Ratio                                                                    6.28%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No(a)

CPS AUTO RECEIVABLES TRUST 1997-4
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         3,433,442.03
     LOCK BOX NSF ITEMS:                                                                                  (57,342.16)
     TOTAL COLLECTION PROCEEDS:                                                                         3,376,099.87
     FOR DISTRIBUTION DATE:                                                                                  1/15/99
     FOR DETERMINATION DATE:                                                                                  1/8/99
     FOR COLLECTION PERIOD:                                                                                    12/98

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  74,467,967.53
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                        74,467,967.53
                                  Principal portion of payments collected (non-prepayments)                            1,065,236.82
                                  Prepayments in full allocable to principal                                             485,636.00
                          Collections allocable to principal                                            1,550,872.82
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     404,562.15
                          Purchase Amounts allocable to principal                                           8,665.39
                                                                                                      ---------------
                   Total Principal                                                                      1,964,100.36

                   Realized Losses                                                                        752,291.13
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     71,751,576.04

          PREFUNDING
                   Original Amount in Prefunding Account                                                        0.00
                   Subsequent Loans Sold to the Trust                                                           0.00
                   Balance of Prefunding Account                                                                0.00

          INTEREST
                          Collections allocable to interest                                            $1,338,084.06
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        73,915.45
                                                                                                      ---------------
                   Total Interest                                                                      $1,411,999.51

     NOTE & CERTIFICATE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                              19,207,794.87
          Beginning of Period Class A-2 Principal Balance                                              46,307,598.60
          Beginning of Period Certificate Principal Balance                                             3,723,398.38


     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    2,539,648.09
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           17,270.64
          Scheduled Payments due in Collection Period                                                   2,413,362.14
          Scheduled Payments collected in Collection Period                                             2,403,320.88
          Aggregate Amount of Realized Losses for preceding Distribution Date                             752,291.13

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    151.85
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                            0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate
                                                                                                                     Gross Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                237   2,847,000.00
          60+ days delinquent                                                                                    217   2,627,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   1       8,665.39

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close
                   of business on the last day of the related Collection Period.                        5,474,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                   and that were delinquent 30 days or more.                                                8,665.39
          Principal Balance of all Receivables that became Defaulted Receivables
                   during the related Collection Period.                                                  543,403.36

          Delinquency Ratio for second preceding Determination Date                                             6.62%
          Delinquency Ratio for third preceding Determination Date                                              5.44%

          Cumulative Defaults for preceding Determination Date                                          8,906,158.96

          Cumulative Net Losses for preceding Determination Date                                        5,973,806.45

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,888,956.88
                           Liquidation Proceeds                                                           404,562.15
                           Recoveries                                                                      73,915.45
                           Purchase Amounts                                                                 8,665.39
                           Note Insurer Optional Deposit pursuant to Section 4.11(iii)                          0.00
                           Investment earnings from Collection Account                                     11,926.33
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     3,388,026.20

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     1,065,236.82
                          Prepayments in full allocable to principal                                      485,636.00
                          Principal Balance of Liquidated Receivables                                   1,156,853.28
                          Purchase Amounts allocable to principal                                           8,665.39
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       2,716,391.49

          Class A Target Amount
                       90%                                                                                       90%
                   times Aggregate Principal Balance of Receivables                                    71,751,576.04
                                                                                                      ---------------
                                                                                                       64,576,418.44

          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                Yes
                   Will the Class A-2 Notes be reduced to 0?                                                      No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    66.9%
                                                                                                      ---------------
                                                                                                                91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       2,716,391.49
                   Times Class A Noteholders' Percentage                                                          91%
                                                                                                      ---------------
                                                                                                        2,471,916.26
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               2,471,916.26

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  19,207,794.87
                   Multiplied by the Note Rate                                                                  6.07%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                   97,159.43

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  46,307,598.60
                   Multiplied by the Note Rate                                                                  6.30%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  243,114.89

          Certificateholders Principal Distributable Amount
                   Principal Distributable Amount                                                       2,716,391.49
                   Times Certificate Percentage                                                                  5.0%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 135,819.57

          Certificateholders' Interest Amount
                   Total Distribution Amount                                                            3,388,026.20
                   minus
                   Class A Principal and Interest Distributable Amount                                  2,812,190.58
                   Beginning of Period Principal Balance of the Certificates                            3,723,398.38
                   Multiplied by Note Pass-Through Rate                                                        10.59%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                     0.0833333
                                                                                                      ---------------
                   Certificate Coupon Interest Amount                                                      32,858.99
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 32,858.99
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                 135,819.57
                   Class B Principal Carryover Shortfall                                                        0.00
                   Trustee distributions                                                                    3.272.42
                   Standby Servicer distributions                                                           3,723.40
                   Servicer distributions                                                                 141.383.92
                   Collateral Agent distributions                                                             576.99
                   Reimbursement Obligations                                                               18,387.68
                                                                                                      ---------------
                                                                                                          239,812.65

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class B Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
Interest on Class A-1 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A-1 Interest Shortfall                                                         0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A-2 Interest Shortfall
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                              Use
                                                                              ---
  (i)      Standby Fee                                                      3,723.40
           Servicing Fee (2.0%)                                           124,113.28
           Additional Servicing Fee Amounts (late fees, prepayment
             charges, etc.)                                                17,270.64
           Unpaid Standby Fee from prior Collection Periods                     0.00
           Unpaid Servicing Fee from prior Collection Periods                   0.00
  (ii)     Transition Expenses to Standby Servicer                              0.00
  (iii)    Indenture Trustee Fee                                              620.57
           Indenture Trustee's out-of-pocket expenses                         151.85
           Unpaid Indenture Trustee Fee from prior Collection Periods           0.00
           Unpaid Indenture Trustee's out-of-pocket exp. - prior
             Collection Periods                                                 0.00
           Owner Trustee Fee                                                2,500.00
           Owner Trustee's out-of-pocket expenses                               0.00
           Unpaid Owner Trustee Fee from prior Collection Periods               0.00
           Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods  0.00
  (iv)     Collateral Agent Fee                                               576.99
           Collateral Agent Expenses                                            0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods           0.00
           Unpaid Collateral Agent Expenses from prior Collection
            Periods                                                             0.00
  (v)(A)   Class A-1 Interest Distributable Amount - Current Month         97,159.43
           Prior Month(s) Class A-1 Interest Carryover Shortfall                0.00
           Class A-1 Interest Carryover Shortfall                               0.00
           Interest on Interest Carryover from Prior Months                     0.00
           Current Month Class A-1 Interest Carryover Shortfall                 0.00
           Class A-1 Interest Distributable Amount                         97,159.43
     (B)   Class A-2 Interest Distributable Amount - Current Month        243,114.89
           Prior Month(s) Class A-2 Interest Carryover Shortfall                0.00
           Class A-2 Interest Carryover Shortfall                               0.00
           Interest on Interest Carryover from Prior Months                     0.00
           Current Month Class A-2 Interest Carryover Shortfall                 0.00
           Class A-2 Interest Distributable Amount                        243,114.89
  (vi)(A)  Certificate Note Interest - Unadjusted                          32,858.99
           Certificate Note Interest Carryover Shortfall - Previous
            Month(s)                                                            0.00
           Interest on B Interest Shortfall - Previous Month(s)                 0.00
           Interest on B Interest Carryover from Prior Months                   0.00
           Current Month Certificate Interest Shortfall                         0.00
           Adjusted Certificate Note Interest Distributable Amount         32,858.99
  (vii)    Class A Principal Distributable Amount - Current Month       2,471,916.26
           Class A Principal Carryover Shortfall - Previous Month(s)            0.00
           Current Month Class A Principal Shortfall                            0.00
           Withdrawal from Spread Account to Cover Shortfall                    0.00
           Class A Principal Distribution Amount to Class A-1           2,471,916.26
           Class A Principal Distribution Amount to Class A-2                   0.00
  (viii)   Note Insurer Premium                                            18,387.68
           Note Insurer Premium Supplement                                      0.00
           Other Reimbursement Obligations to Note Insurer                      0.00
  (ix)     Transition Expenses to successor Servicer                            0.00
  (x)      Certificate Principal Distributable Amount - Current
             Month Unadjusted                                             135,819.57
           Certificate Principal Carryover Shortfall - Previous Month(s)        0.00
           Current Month Certificate Principal Shortfall                        0.00
           Adjusted Certificate Principal Distributable Amount            135,819.57
  (xi)     Until the Target Payment Date, remaining amount to Class A
             Noteholders                                                        0.00
           Amount to Class A-1 Noteholders                                      0.00
           Amount to Class A-2 Noteholders                                      0.00
  (xiv)    After the Target Pmt. Date, remaining amount into Spread Acct. 239,812.65
           Spread Account Withdrawal to cover deficiencies                      0.00




     SECURITIES BALANCE
        Class A-1 Beginning of Period Principal Amount                                                 19,207,794.87
                 Class A-1 Principal Distributions                                                      2,471,916.26
        Class A-1 End of Period Principal Amount (prior to turbo)                                      16,735,878.61
                 Additional Principal Distribution                                                              0.00
        Class A-1 End of Period Principal Amount                                                       16,735,878.61

        Class A-2 Beginning of Period Principal Amount                                                 46,307,598.60
                 Class A-2 Principal Distributions                                                              0.00
        Class A-2 End of Period Principal Amount (prior to turbo)                                      46,307,598.60
                 Additional Principal Distribution                                                              0.00
        Class A-2 End of Period Principal Amount                                                       46,307,598.60

        Certificate Beginning of Period Principal Amount                                                3,723,398.38
                 Certificate Principal Distributable Amount                                               135,819.57
        Certificate End of Period Principal Amount BEFORE Spread Account Distributions                  3,587,578.81
                 Withdrawal from Spread Account to Cover Certificate Shortfalls                                 0.00
        Certificate End of Period Principal Amount AFTER Spread Account Distributions                   3,587,578.81

CLASS A DEFICIENCY - INTEREST
     (i)   Total Distribution Amount Available                                                          3,388,026.20
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                    489,231.05
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,898,795.15

CLASS B DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                    2,898,795.15
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                     32,858.99
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,865,936.16

CLASS A DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                   2,865,936.16
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                  2,471,916.26
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         394,019.90

OTHER DISTRIBUTIONS
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                     344,019.90
     (vi)  Note Insurer Premium                                                                            18,387.68
     (v)   Note Insurer Premium Supplement                                                                      0.00
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                         375,632.22

CLASS B DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                      375,632.22
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        135,819.57
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              239,812.65
           Withdrawal from Spread Account to B Piece Cover Shortfalls                                           0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                239,812.65

CALCULATIONS
           PERFORMANCE MEASURES
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                   Receivables more than 30 days delinquent                             5,474,000.00
                                   Purchased receivables more than 30 days delinquent                       8,665.39
                                                                                                      ---------------
                                   Total                                                                5,482,665.39

                           Aggregate Gross Principal Balance as of the close of                        80,483,116.50
                                    business on the last day of the Collection Period.
                    DELINQUENCY RATIO                                                                           6.81%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                 6.81%
                           Delinquency Ratio for second preceding Determination Date                            6.62%
                           Delinquency Ratio for third preceding Determination Date                             5.44%
                                                                                                      ---------------
                    Average Delinquency Ratio                                                                   6.29%

                    CALCULATION OF CUMULATIVE DEFAULT RATIO
                           Default Amount
                                   Principal Balance of Previously Defaulted Receivables                8,906,158.96
                                   Current Period Defaulted Receivables                                   543,403.36
                                                                                                      ---------------
                                   Total                                                                9,449,562.32

                                   Cumulative Defaulted Receivables                                     9,449,562.32
                                   Original Pool Balance                                              105,860,630.11

                    Cumulative Default Ratio                                                                    8.93%

                    CALCULATION OF CUMULATIVE NET LOSS RATIO
                           Calculation of Net Liquidation Losses
                                   Principal Balance plus accrued and unpaid interest of
                                            Liquidated Receivables                                      1,156,853.28

                                   Cram Down Losses                                                             0.00
                                   Net Liquidation Proceeds                                              (478,477.60)
                                                                                                      ---------------
                                   Net Liquidation Losses                                                 678,375.68
                                   Cumulative Previous Net Losses                                       5,973,806.45
                                                                                                      ---------------
                                   Cumulative Net Losses                                                6,652,182.13
                                   Original Pool Balance                                              105,860,630.11

                    Cumulative Net Loss Ratio                                                                   6.28%

ADDITIONAL POOL INFORMATION:
           Weighted Average Original Term                                                                      56.79
           Weighted Average Remaining Term                                                                     42.90
           Weighted Average Annual Percentage Rate                                                             20.30%

     SPREAD ACCOUNT
           OC Percent
                           Aggregate Principal Balance                                                 71,751,576.04
                           minus the Securities Balance                                                66,631,056.02
                                                                                                      ---------------
                                                                                                        5,120,520.02
                           divided by the Aggregate Principal Balance                                           7.14%

           Floor OC Percent
                    Aggregate Principal Balance                                                        71,751,576.04
                    minus the Securities Balance                                                       66,631,056.02
                                                                                                      ---------------
                                                                                                        5,120,520.02
                    divided by the initial Aggregate Principal Balance                                105,860,630.11
                                                                                                      ---------------
                                                                                                                4.84%

           Floor Amount
                    greater of
                       (a) $100,000                                                                                      100,000.00
                       (b) the lesser of
                           (i) Securities Balance                                                                     66,631,056.02
                           (ii) the sum of
                               (A) 2% of the sum of                                                                            2.00%
                                   (I)   initial Aggregate Principal Balance                                         105,860,630.11
                                   (II)  balance of all Subsequent Receivables                                                 0.00
                                                                                                                     ---------------
                                                                                                                       2,117,212.60
                               (B) the product of
                                   (I)   excess of 1% over the Floor OC Percent                                                0.00%
                                   (II)  initial Aggregate Principal Balance                                         105,860,630.11
                                                                                                                     ---------------
                                                                                                                               0.00
                    Floor Amount                                                                        2,117,212.60

           Requisite Amount
                           the greater of
                                (1)the Floor Amount                                                                    2,117,212.60
                                (2)the product of:
                                   if no Trigger Event, 9% minus the OC Percent                                                1.86%
                                   if a Trigger Event, 15% minus the OC Percent                                                7.86%
                                   if a Portfolio Performance Event of Default, 30% minus the OC Percent                      22.86%
                                   if an Insurance Agreement Event of Default, 30%                                            30.00%
                                                                                                               30.00%
                                   times the Aggregate Principal Balance                               71,751,576.04
                                                                                                      ---------------
                                                                                                       21,525,472.81
                    Requisite Amount                                                                   21,525,472.81

                           Does a Trigger Event exist?                                                                            N
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                          N(a)

           Required Spread Account Amount                                                              21,525,472.81
           Beginning of Period Spread Account Balance                                                   2,539,648.09
           Spread Account Deposit (Withdrawal) from Current Distributions                                 239,812.65
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                              18,746,012.07
           Earnings on Spread Account Balance                                                               9,958.88
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawal Allocated to Certificates' Shortfalls                                           0.00
           Net Spread Account Withdrawal to Seller                                                              0.00
           Ending Spread Account Balance                                                                2,789,419.62




IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------



(a) Requisite levels for spread accounts reflect insurance defaults on pools 1995-1, 1995-4, 1996-1, FASCO 1996-1, 1996-2, 1996-3, and 1997-1.

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1997-5
                       6.26% ASSET-BACKED NOTES, CLASS A-1
                       6.40% ASSET-BACKED NOTES, CLASS A-2
                        10.55% ASSET-BACKED CERTIFICATES


Distribution Date                                                        1/15/99
Collection Period                                                          12/98

     Under the Sale and Servicing Agreement dated as of December 1, 1997, (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $2,516,895.19

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $143,886.17

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,373,009.02

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000                                                       $45.15

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $2.58

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                             $42.57

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $187,600.00

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $187,600.00

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $3.04

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                           $161,618.28

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                        $31,233.17

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                   $130,385.11

          (p)      Scheduled Payments due in such Collection Period                                    $2,253,247.02

          (q)      Scheduled Payments collected in such
                   Collection Period                                                                   $2,203,191.30

B.   Information Regarding the Performance of the Trust.
     1    Pool, Note and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $71,131,928.59

          (b)      The aggregate principal amount of the Securities as of the close of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o) above                          $63,806,207.52

          (c)      Aggregate principal amount of Notes as of the close of
                   business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i) above                  $60,384,004.55

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.8489016

          (e)      Aggregate principal amount of the Certificates as of the close of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(o) above                       $3,422,202.97

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                         0.0481106

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $133,588.54

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,556.60

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                         $2.40

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.06

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   1
                          Aggregate Purchase Amount                                                       $13,288.88

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                 $0.00

          (d)      The amount of the Class B Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                    $0.00

     4    Spread Account.
          (a)      The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $20,557,267.91
                          Spread Account Balance                                                       $2,750,513.12

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                  $150,403.06

     5    Policy.
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                      $19,624.80

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $684,447.96

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 204
                          Aggregate Gross Amount                                                       $2,490,000.00

          (d)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                          Number                                                                                 218
                          Aggregate Gross Amount                                                       $2,755,000.00

     7    Performance Triggers.
          (a)      Delinquency Ratio                                                                            6.92%

          (b)      Average Delinquency Ratio                                                                    6.65%

          (c)      Cumulative Default Ratio                                                                     7.20%

          (d)      Cumulative Net Loss Ratio                                                                    5.15%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No(a)


CPS AUTO RECEIVABLES TRUST 1997-5
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         3,195,790.41
     LOCK BOX NSF ITEMS:                                                                                  (43,078.14)
     TOTAL COLLECTION PROCEEDS:                                                                         3,152,712.27
     FOR DISTRIBUTION DATE:                                                                                  1/15/99
     FOR DETERMINATION DATE:                                                                                  1/8/99
     FOR COLLECTION PERIOD:                                                                                    12/98

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  71,131,928.59
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                        71,131,928.59
                                 Principal portion of payments collected (non-prepayments)                             1,032,290.41
                                 Prepayments in full allocable to principal                                              559,044.00
                          Collections allocable to principal                                            1,591,334.41
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     318,630.97
                          Purchase Amounts allocable to principal                                          13,288.88
                                                                                                      ---------------
                   Total Principal                                                                      1,923,254.26

                   Realized Losses                                                                        684,447.96
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     68,524,226.37


          INTEREST
                          Collections allocable to interest                                            $1,170,900.89
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        58,557.12
                                                                                                      ---------------
                   Total Interest                                                                      $1,229,458.01

     NOTE & CERTIFICATE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                              27,582,013.57
          Beginning of Period Class A-2 Principal Balance                                              35,175,000.00
          Beginning of Period Certificate Principal Balance                                             3,552,588.08

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    2,600,110.06
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           15,035.33
          Scheduled Payments due in Collection Period                                                   2,253,247.02
          Scheduled Payments collected in Collection Period                                             2,203,191.30
          Aggregate Amount of Realized Losses for preceding Distribution Date                             684,447.96

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    155.47
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                204    2,490,000.00
          60+ days delinquent                                                                                    218    2,755,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   1       13,288.88

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             5,245,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                     13,288.88
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                          573,877.26
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             7.01%
          Delinquency Ratio for third preceding Determination Date                                              6.03%

          Cumulative Defaults for preceding Determination Date                                          6,313,113.33

          Cumulative Net Losses for preceding Determination Date                                        4,303,250.84

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              2,762,235.30
                          Liquidation Proceeds                                                            318,630.97
                          Recoveries                                                                       58,557.12
                          Purchase Amounts                                                                 13,288.88
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                           0.00
                          Investment earnings from Collection Account                                      10,857.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     3,163,569.27

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     1,032,290.41
                          Prepayments in full allocable to principal                                      559,044.00
                          Principal Balance of Liquidated Receivables                                   1,003,078.93
                          Purchase Amounts allocable to principal                                          13,288.88
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       2,607,702.22

          Class A Target Amount
                       90%                                                                                        90%
                   times Aggregate Principal Balance of Receivables                                    68,524,226.37
                                                                                                      --------------
                                                                                                       61,671,803.73

          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                               Yes
                   Will the Class A-2 Notes be reduced to 0?                                                     No
                   On or Prior to Target Payment Date                                                          95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                        91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                   53.0%
                                                                                                      ---------------
                                                                                                               91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       2,607,702.22
                   Times Class A Noteholders' Percentage                                                          91%
                                                                                                      ---------------
                                                                                                        2,373,009.02
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               2,373,009.02

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  27,582,013.57
                   Multiplied by the Note Rate                                                                  6.26%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                      0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  143,886.17

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  35,175,000.00
                   Multiplied by the Note Rate                                                                  6.40%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                      0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  187,600.00

          Certificateholders Principal Distributable Amount
                   Principal Distributable Amount                                                       2,607,702.22
                   Times Certificate Percentage                                                                  5.0%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 130,385.11

          Certificateholders' Interest Amount
                   Total Distribution Amount                                                            3,163,569.27
                   minus
                   Class A Principal and Interest Distributable Amount                                  2,704,495.19
                   Beginning of Period Principal Balance of the Certificates                            3,552,588.08
                   Multiplied by Note Pass-Through Rate                                                        10.55%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                      0.0833333
                                                                                                      ---------------
                   Certificate Coupon Interest Amount                                                      31,233.17
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 31,233.17
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                 130,385.11
                   Class B Principal Carryover Shortfall                                                        0.00
                   Trustee distributions                                                                      748.24
                   Standby Servicer distributions                                                           3,556.60
                   Servicer distributions                                                                 133,588.54
                   Collateral Agent distributions                                                             552.58
                   Reimbursement Obligations                                                               19,624.80
                                                                                                      ---------------
                                                                                                          139,385.04

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
Interest on Class A-1 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                          0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):

                                                                              Use
                                                                              ---
  (i)    Standby Fee                                                        3,556.60
         Servicing Fee (2.0%)                                             118,553.21
         Additional Servicing Fee Amounts
          (late fees, prepayment charges, etc.)                            15,035.33
         Unpaid Standby Fee from prior Collection Periods                       0.00
         Unpaid Servicing Fee from prior Collection Periods                     0.00
  (ii)   Transition Expenses to Standby Servicer                                0.00
  (iii)  Indenture Trustee Fee                                                592.77
         Indenture Trustee's out-of-pocket expenses                           155.47
         Unpaid Indenture Trustee Fee from prior Collection Periods             0.00
         Unpaid Indenture Trustee's out-of-pocket exp. - prior
          Collection Periods                                                    0.00
         Owner Trustee Fee                                                      0.00
         Owner Trustee's out-of-pocket expenses                                 0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                 0.00
         Unpaid Owner Trustee's out-of-pocket exp - prior Collection
          Periods                                                               0.00
  (iv)   Collateral Agent Fee                                                 552.58
         Collateral Agent Expenses                                              0.00
         Unpaid Collateral Agent Fee from prior Collection Periods              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods         0.00
  (v)(A) Class A-1 Interest Distributable Amount - Current Month          143,886.17
         Prior Month(s) Class A-1 Interest Carryover Shortfall                  0.00
         Class A-1 Interest Carryover Shortfall                                 0.00
         Interest on Interest Carryover from Prior Months                       0.00
         Current Month Class A-1 Interest Carryover Shortfall                   0.00
         Class A-1 Interest Distributable Amount                          143,886.17
     (B) Class A-2 Interest Distributable Amount - Current Month          187,600.00
         Prior Month(s) Class A-2 Interest Carryover Shortfall                  0.00
         Class A-2 Interest Carryover Shortfall                                 0.00
         Interest on Interest Carryover from Prior Months                       0.00
         Current Month Class A-2 Interest Carryover Shortfall                   0.00
         Class A-2 Interest Distributable Amount                          187,600.00
  (vi)(A)Certificate Note Interest - Unadjusted                            31,233.17
         Certificate Note Interest Carryover Shortfall - Previous
          Month(s)                                                              0.00
         Interest on B Interest Shortfall - Previous Month(s)                   0.00
         Interest on B Interest Carryover from Prior Months                     0.00
         Current Month Certificate Interest Shortfall                           0.00
         Adjusted Certificate Note Interest Distributable Amount           31,233.17
  (vii)  Class A Principal Distributable Amount - Current Month         2,373,009.02
         Class A Principal Carryover Shortfall - Previous Month(s)              0.00
         Current Month Class A Principal Shortfall                              0.00
         Withdrawal from Spread Account to Cover Shortfall                      0.00
         Class A Principal Distribution Amount to Class A-1             2,373,009.02
         Class A Principal Distribution Amount to Class A-2                     0.00
  (viii) Note Insurer Premium                                              19,624.80
         Note Insurer Premium Supplement                                        0.00
         Other Reimbursement Obligations to Note Insurer                        0.00
  (ix)   Transition Expenses to successor Servicer                              0.00
  (x)    Certificate Principal Distributable Amount - Current
          Month Unadjusted                                                130,385.11
         Certificate Principal Carryover Shortfall - Previous Month(s)          0.00
         Current Month Certificate Principal Shortfall                          0.00
         Adjusted Certificate Principal Distributable Amount              130,385.11
  (xi)   Until the Target Payment Date, remaining amount to Class A
          Noteholders                                                           0.00
         Amount to Class A-1 Noteholders                                        0.00
         Amount to Class A-2 Noteholders                                        0.00
  (xiv)  After the Target Pmt. Date, remaining amount into
          Spread Acct.                                                    139,385.04
         Spread Account Withdrawal to cover deficiencies                        0.00




     SECURITIES BALANCE
          Class A-1 Beginning of Period Principal Amount                                               27,582,013.57
                   Class A-1 Principal Distributions                                                    2,373,009.02
          Class A-1 End of Period Principal Amount (prior to turbo)                                    25,209,004.55
                   Additional Principal Distribution                                                            0.00
          Class A-1 End of Period Principal Amount                                                     25,209,004.55

          Class A-2 Beginning of Period Principal Amount                                               35,175,000.00
                   Class A-2 Principal Distributions                                                            0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                    35,175,000.00
                   Additional Principal Distribution                                                            0.00
          Class A-2 End of Period Principal Amount                                                     35,175,000.00

          Certificate Beginning of Period Principal Amount                                              3,552,588.08
                   Certificate Principal Distributable Amount                                             130,385.11
          Certificate End of Period Principal Amount BEFORE Spread Account Distributions                3,422,202.97
                   Withdrawal from Spread Account to Cover Certificate Shortfalls                               0.00
          Certificate End of Period Principal Amount AFTER Spread Account Distributions                 3,422,202.97

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           3,163,569.27
     (ii) Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                    469,932.13
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,693,637.14

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,693,637.14
     (ii) Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                     31,233.17
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,662,403.97

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,662,403.97
     (ii) Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)B                  2,373,009.02
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                          289,394.95

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                     289,394.95
     (vi) Note Insurer Premium                                                                             19,624.80
     (v)  Note Insurer Premium Supplement                                                                       0.00
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                          269,770.15

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                      269,770.15
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                         130,385.11
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                               139,385.04
          Withdrawal from Spread Account to B Piece Cover Shortfalls                                            0.00

CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               5,245,000.00
                                 Purchased receivables more than 30 days delinquent                        13,288.88
                                                                                                      ---------------
                                 Total                                                                  5,258,288.88

                          Aggregate Gross Principal Balance as of the close of                         75,944,569.37
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            6.92%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  6.92%
                          Delinquency Ratio for second preceding Determination Date                             7.01%
                          Delinquency Ratio for third preceding Determination Date                              6.03%
                                                                                                      ----------------
                   Average Delinquency Ratio                                                                    6.65%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                  6,313,113.33
                                 Current Period Defaulted Receivables                                     573,877.26
                                                                                                      ---------------
                                 Total                                                                  6,886,990.59

                                 Cumulative Defaulted Receivables                                       6,313,113.33
                                 Original Pool Balance                                                 95,706,307.00

                   Cumulative Default Ratio                                                                     7.20%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                        1,003,078.93

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (377,188.09)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   625,890.84
                                 Cumulative Previous Net Losses                                         4,303,250.84
                                                                                                      ---------------
                                 Cumulative Net Losses                                                  4,929,141.68
                                 Original Pool Balance                                                 95,706,307.00

                   Cumulative Net Loss Ratio                                                                    5.15%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.00
          Weighted Average Remaining Term                                                                      44.21
          Weighted Average Annual Percentage Rate                                                              20.22%

     SPREAD ACCOUNT
          OC Percent
                          Aggregate Principal Balance                                                  68,524,226.37
                          minus the Securities Balance                                                 63,806,207.52
                                                                                                      ---------------
                                                                                                        4,718,018.85
                          divided by the Aggregate Principal Balance                                            6.89%

          Floor OC Percent
                   Aggregate Principal Balance                                                         78,524,226.37
                   minus the Securities Balance                                                        63,806,207.52
                                                                                                      ---------------
                                                                                                        4,718,018.85
                   divided by the initial Aggregate Principal Balance                                  95,706,307.00
                                                                                                      ---------------
                                                                                                                4.93%

          Floor Amount
                   greater of
                      (a) $100,000                                                                                       100,000.00
                      (b) the lesser of
                          (i) Securities Balance                                                                      63,806,207.52
                          (ii) the sum of
                               (A) 2% of the sum of                                                                            2.00%
                                   (I)   initial Aggregate Principal Balance                                          95,706,307.00
                                   (II)  balance of all Subsequent Receivables                                                 0.00
                                                                                                                     ---------------
                                                                                                                       1,914,126.14
                               (B) the product of
                                   (I) excess of 1% over the Floor OC Percent                                                  0.00%
                                   (II) initial Aggregate Principal Balance                                           95,706,307.00
                                                                                                                     ---------------
                                                                                                                               0.00
                   Floor Amount                                                                         1,914,126.14

          Requisite Amount
                           the greater of
                               (1) the Floor Amount                                                                    1,914,126.14
                               (2) the product of:
                                   if no Trigger Event, 9% minus the OC Percent                                                 2.1%
                                   if a Trigger Event, 15% minus the OC Percent                                                 8.1%
                                   if a Portfolio Performance Event of Default, 30% minus the OC Percent                       23.1%
                                   if an Insurance Agreement Event of Default, 30%                                               30%
                                                                                                                  30%
                                   times the Aggregate Principal Balance                               68,524,226.37
                                                                                                      ---------------
                                                                                                       20,557,267.91
                          Requisite Amount                                                             20,557,267.91

                          Does a Trigger Event exist?                                                                             N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N(a)

          Required Spread Account Amount                                                               20,557,267.91
          Beginning of Period Spread Account Balance                                                    2,600,110.06
          Spread Account Deposit (Withdrawal) from Current Distributions                                  139,385.04
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                               17,817,772.81
          Earnings on Spread Account Balance                                                               11,018.02
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 2,750,513.12




IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------




(a) Requisite levels for spread accounts reflect insurance defaults on pools 1995-1, 1995-4, 1996-1, FASCO 1996-1, 1996-2, 1996-3, and 1997-1.

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1998-1
                    6.00% ASSET-BACKED CERTIFICATES, CLASS A
                    10.25% ASSET-BACKED CERTIFICATES, CLASS B

Distribution Date                                                        1/15/99
Collection Period                                                          12/98

     Under the Pooling and Servicing Agreement dated as of March 16, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)     The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $5,458,529.04

           (b)     The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $735,621.35

           (c)     The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $4,722,907.69

           (d)     The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000 interest                                              $30.73

           (e)     The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $4.14

           (f)     The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $26.59

           (g)     The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                           $405,174.39

           (h)     The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $66,907.52

           (i)     The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                   $338,266.87

           (j)     Scheduled Payments due in such Collection Period                                    $4,734,480.21

           (k)     Scheduled Payments collected in such
                   Collection Period                                                                   $4,775,749.17

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances.
           (a)     The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                $154,867,653.07

           (b)     The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                 $149,896,171.29

           (c)     The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9678985

     2     Servicing Fee and Purchased Receivables.
           (a)     The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $290,761.90

           (b)     The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,226.41

           (c)     The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $1.64

           (d)     The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.02

           (e)     The amount of any unpaid Servicing Fee                                                      $0.00

           (f)     The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   2
                          Aggregate Purchase Amount                                                       $14,974.65

     3     Payment Shortfalls.
           (a)     The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

           (b)     The amount of the Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4     Payahead Account.
           (a)     The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $35,906.53

           (b)     Distributions (to) from Collection Account                                              $7,281.11
                   for Payaheads

           (c)     Interest earned on Payahead Balances                                                      $357.67

           (d)     Ending Payahead Account Balance                                                        $43,545.31

     5     Spread Account.
           (a)     The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $44,968,851.39
                          Spread Account Balance                                                      $21,712,056.18

           (b)     The change in the spread account on the Distribution
                   Date set forth above                                                                  $314,247.93

     6     Policy.
           (a)     The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

           (b)     The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $48,653.80

     7     Losses and Delinquencies.
           (a)     The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                   $1,435,929.02

           (b)     The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

           (c)     The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 437
                          Aggregate Gross Amount                                                       $5,617,000.00

           (d)     The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                           Number                                                                                421
                           Aggregate Gross Amount                                                      $5,512,000.00

     8     Performance Triggers.
           (a)     Delinquency Ratio                                                                            6.70%

           (b)     Average Delinquency Ratio                                                                    6.22%

           (c)     Cumulative Default Ratio                                                                     4.62%

           (d)     Cumulative Net Loss Ratio                                                                    3.03%

           (e)     Is a Portfolio Performance Test violation continuing?                                          No

           (f)     Has an Insurance Agreement Event of Default occurred?                                         Yes


CPS AUTO GRANTOR TRUST 1998-1
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         6,522,091.64
     LOCK BOX NSF ITEMS:                                                                                  (99,122.48)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                 (7,281.11)
     COLLECTION ACCOUNT INTEREST                                                                           21,701.10
     PAYAHEAD ACCOUNT INTEREST                                                                                357.67
     TOTAL COLLECTION PROCEEDS:                                                                         6,437,746.82
     FOR DISTRIBUTION DATE:                                                                                  1/15/99
     FOR DETERMINATION DATE:                                                                                  1/8/99
     FOR COLLECTION PERIOD:                                                                                    12/98

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 154,867,653.07
                                 Principal portion of payments collected (non-prepayments)                             1,993,015.90
                                 Prepayments in full allocable to principal                                              815,088.00
                          Collections allocable to principal                                            2,808,103.90
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     712,474.21
                          Purchase Amounts allocable to principal                                          14,974.65
                                                                                                      ---------------
                   Total Principal                                                                      3,535,552.76

                   Realized Losses                                                                      1,435,929.02
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    149,896,171.29

          INTEREST
                          Collections allocable to interest                                             2,782,733.27
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       119,460.79
                                                                                                      ---------------
                   Total Interest                                                                       2,902,194.06

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                               147,124,270.74
          Beginning of Period Class B Principal Balance                                                 7,833,075.11

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                   21,397,808.25
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           32,649.14
          Aggregate Payahead Balance                                                                       43,187.64
          Aggregate Payahead Balance for preceding Distribution Date                                       35,906.53
          Interest Earned on Payahead Balances                                                                357.67
          Scheduled Payments due in Collection Period                                                   4,734,480.21
          Scheduled Payments collected in Collection Period                                             4,775,749.17
          Aggregate Amount of Realized Losses for preceding Distribution Date                           1,435,929.02

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                  5,404.12
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                            0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                437   5,617,000.00
          60+ days delinquent                                                                                    421   5,512,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   2      14,974.65

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close            11,129,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                     14,974.65
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                        1,188,879.44
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             6.49%
          Delinquency Ratio for third preceding Determination Date                                              5.48%

          Cumulative Defaults for preceding Determination Date                                          7,450,589.47

          Cumulative Net Losses for preceding Determination Date                                        4,340,097.42

          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              5,590,837.17
                          Liquidation Proceeds                                                            712,474.21
                          Recoveries                                                                      119,460.79
                          Purchase Amounts                                                                 14,974.65
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     6,437,746.82

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     1,993,015.90
                          Prepayments in full allocable to principal                                      815,088.00
                          Principal Balance of Liquidated Receivables                                   2,148,403.23
                          Purchase Amounts allocable to principal                                          14,974.65
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       4,971,481.78

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       4,971,481.78
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        4,722,907.69
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               4,722,907.69

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                          147,124,270.74
                   Multiplied by Certificate Pass-Through Rate                                                  6.00%
                   Multiplied by 30/360, or for the first Distribution Date, by 30/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  735,621.35

          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       4,971,481.78
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 248,574.09

          Class B Coupon Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            7,833,075.11
                   Multiplied by Certificate Pass-Through Rate                                                 10.25%
                   Multiplied by 30/360, or for the first Distribution Date, by 30/360                     0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          66,907.52

          Class B Excess Interest Amount
                   Total Distribution Amount                                                            6,437,746.82
                   minus
                   Class A Principal and Interest Distributable Amount                                  5,458,529.04
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 66,907.52
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                 248,574.09
                   Class B Principal Carryover Shortfall                                                   89,692.78
                   Trustee distributions                                                                    6,694.68
                   Standby Servicer distributions                                                           3,226.41
                   Servicer distributions                                                                 290,761.90
                   Collateral Agent distributions                                                           1,291.31
                   Reimbursement Obligations                                                               48,653.80
                                                                                                      ---------------
                                                                                                          223,415.29

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                 89,692.78
                                                                                                      ---------------
                                                                                                           89,692.78

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                              Use
                                                                              ---
  (i)    Standby Fee                                                        3,226.41
         Servicing Fee (2.0%)                                             258,112.76
         Additional Servicing Fee Amounts
          (late fees, prepayment charges, etc.)                            32,649.14
         Unpaid Standby Fee from prior Collection Periods                       0.00
         Unpaid Servicing Fee from prior Collection Periods                     0.00
  (ii)   Transition Expenses to Standby Servicer                                0.00
  (iii)  Trustee Fee                                                        1,290.56
         Trustee's out-of-pocket expenses                                   5,404.12
         Unpaid Trustee Fee from prior Collection Periods                       0.00
         Unpaid Trustee's out-of-pocket expenses from prior
          Collection Periods                                                    0.00
  (iv)   Collateral Agent Fee                                               1,291.31
         Collateral Agent Expenses                                              0.00
         Unpaid Collateral Agent Fee from prior Collection Periods              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods         0.00
  (v)(A) Class A Interest Distributable Amount - Current Month            735,621.35
         Prior Month(s) Class A Carryover Shortfall                             0.00
         Class A Interest Carryover Shortfall                                   0.00
         Interest on Interest Carryover from Prior Months                       0.00
         Current Month Class A Interest Carryover Shortfall                     0.00
         Class A Interest Distributable Amount                            735,621.35
(viii)(A)Class B Coupon Interest - Unadjusted                              66,907.52
         Class B Interest Carryover Shortfall - Previous Month(s)               0.00
         Interest on B Interest Shortfall - Previous Month(s)                   0.00
         Interest on Interest Carryover from Prior Months                       0.00
         Current Month Class B Interest Shortfall                               0.00
         Adjusted Class B Interest Distributable Amount                    66,907.52
  (v)(B) Class A Principal Distributable Amount - Current Month         4,722,907.69
         Class A Principal Carryover Shortfall - Previous Month(s)              0.00
         Current Month Class A Principal Shortfall                              0.00
         Withdrawal from Spread Account to Cover Shortfall                      0.00
         Class A Principal Distribution Amount                          4,722,907.69
  (vi)   Certificate Insurer Premium                                       48,653.80
         Certificate Insurer Premium Supplement                                 0.00
         Other Reimbursement Obligations to Certificate Insurer                 0.00
  (vii)  Transition Expenses to successor Servicer                              0.00
      (B)Class B Principal Distributable Amount - Current Month
          Unadjusted                                                      248,574.09
         Class B Principal Carryover Shortfall - Previous Month(s)         89,692.78
         Current Month Class B Principal Shortfall                              0.00
         Adjusted Class B Principal Distributable Amount                  338,266.87
      (C)Excess Interest (Shortage) Amount for Deposit to
          (withdrawal from) Spread Account                                223,415.29


     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                               147,124,270.74
                   Class A Principal Distributions                                                      4,722,907.69
          Class A End of Period Principal Balance                                                     142,401,363.05

          Class B Beginning of Period Principal Balance                                                 7,833,075.11
                   Class B Principal Distributable Amount                                                 338,266.87
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   7,494,808.24
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    7,494,808.24

CLASS A DEFICIENCY - INTEREST
     (i)   Total Distribution Amount Available                                                          6,437,746.82
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                 1,037,595.65
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       5,400,151.17

CLASS B DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                   5,400,151.17
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                    66,907.52
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       5,333,243.65

CLASS A DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  5,333,243.65
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)B                 4,722,907.69
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         610,335.96

OTHER DISTRIBUTIONS
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    610,335.96
     (vi)  Certificate Insurer Premium                                                                     48,653.80
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                         561,682.16

CLASS B DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                     561,682.16
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        248,574.09
     (iii) Prior month(s) carryover shortfalls                                                             89,692.78
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              223,415.29
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                223,415.29

CALCULATIONS
           PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                              11,129,000.00
                                 Purchased receivables more than 30 days delinquent                        14,974.65
                                                                                                      ---------------
                                 Total                                                                 11,143,974.65

                          Aggregate Gross Principal Balance as of the close of                        166,440,332.96
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            6.70%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  6.70%
                          Delinquency Ratio for second preceding Determination Date                             6.49%
                          Delinquency Ratio for third preceding Determination Date                              5.48%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    6.22%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                  7,450,589.47
                                 Current Period Defaulted Receivables                                   1,188,879.44
                                                                                                      ---------------
                                 Total                                                                  8,639,468.91

                                 Cumulative Defaulted Receivables                                       8,639,468.91
                                 Original Pool Balance                                                186,954,818.61

                   Cumulative Default Ratio                                                                     4.62%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                        2,148,403.23

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (831,935.00)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                 1,316,468.23
                                 Cumulative Previous Net Losses                                         4,340,097.42
                                                                                                      ---------------
                                 Cumulative Net Losses                                                  5,656,565.65
                                 Original Pool Balance                                                186,954,818.61

                   Cumulative Net Loss Ratio                                                                    3.03%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.10
          Weighted Average Remaining Term                                                                      46.93
          Weighted Average Annual Percentage Rate                                                              20.32%

     SPREAD ACCOUNT
          Spread Account Cap
                          13.5% of Outstanding Certificate Balance                                                    20,235,983.12
                          18.5% of Outstanding Certificate Balance                                                    27,730,791.69
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N(a)
                                                                                                                     ---------------
                   Cap Amount                                                                          44,968,851.39

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        5,608,644.56
                          Outstanding Certificate Balance                                                            149,896,171.29
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         5,608,644.56

          Required Spread Account Amount                                                               44,968,851.39
          Beginning of Period Spread Account Balance                                                   21,397,808.25
          Spread Account Deposit (Withdrawal) from Current Distributions                                  223,415.29
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Allocations of cash releases from previous pools                                                      0.00
          Required addition to/(eligible withdrawal from) Spread Account                               23,347,627.85
          Earnings on Spread Account Balance                                                               90,832.64
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                21,712,056.18



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------





(a) Requisite levels for spread accounts reflect insurance defaults on pools 1995-1, 1995-4, 1996-1, FASCO 1996-1, 1996-2, 1996-3, and 1997-1.

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1998-2
                     6.09% CLASS A ASSET-BACKED CERTIFICATES
                    10.34% CLASS B ASSET-BACKED CERTIFICATES


Distribution Date                                                        1/15/99
Collection Period                                                          12/98

     Under the Pooling and Servicing Agreement dated as of April 8, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $6,105,086.42

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $903,534.82

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $5,201,551.60

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000 interest                                             $30.45

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $4.51

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $25.94

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above
                   (given to the Collateral Agent for deposit into the Spread Account)                   $249,879.61

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $80,741.07

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                   $169,138.54

          (j)      Scheduled Payments due in such Collection Period                                    $5,539,773.04

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                   $5,042,595.19

B.   Information Regarding the Performance of the Trust.
     1    Certificate Balances.
          (a)      The original aggregate Principal Balance of the
                   Certificates as of the closing date                                               $211,042,290.00

          (b)      The aggregate principal balance of the Certificates as of
                   the close of business on the last day set forth above, after giving
                   effect to payments allocated to principal in paragraph A 1 (c) above              $182,036,064.70

          (c)      The Aggregate Pool factor as of the close of business
                   on the last day set forth above                                                         0.8625573

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $345,850.73

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,904.31

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $1.73

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.02

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   2
                          Aggregate Purchase Amount                                                       $21,842.54

     3    Payment Shortfalls.
          (a)      The amount of the Class A Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

          (c)      The amount of the Class B Interest Carryover shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (d)      The amount of the Class B Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (i) above                                                                    $0.00


     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $31,041.16

          (b)      Distributions (to) from Collection Account                                              $9,219.21
                   for Payaheads

          (c)      Interest earned on Payahead Balances                                                      $280.89

          (d)      Ending Payahead Account Balance                                                        $40,541.26

     5    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $54,610,819.41
                          Spread Account Balance                                                      $20,601,330.16

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                  $84,747.12

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $59,051.91

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                   $1,842,856.93

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                 515
                          Aggregate Gross Amount                                                       $6,561,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 481
                          Aggregate Gross Amount                                                       $6,463,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            6.52%

          (b)      Average Delinquency Ratio                                                                    6.12%

          (c)      Cumulative Default Ratio                                                                     3.01%

          (d)      Cumulative Net Loss Ratio                                                                    1.81%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No(a)


CPS AUTO GRANTOR TRUST 1998-2
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                              104,627.33


INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         6,890,013.84
     LOCK BOX NSF ITEMS:                                                                                 (137,494.40)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                 (9,219.21)
     COLLECTION ACCOUNT INTEREST                                                                           23,761.74
     PAYAHEAD ACCOUNT INTEREST                                                                                280.89
     TOTAL COLLECTION PROCEEDS:                                                                         6,767,342.86
     FOR DISTRIBUTION DATE:                                                                                  1/15/99
     FOR DETERMINATION DATE:                                                                                  1/8/99
     FOR COLLECTION PERIOD:                                                                                    12/98

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 187,406,755.40
                                 Principal portion of payments collected (non-prepayments)                             1,988,038.53
                                 Prepayments in full allocable to principal                                              759,450.00
                          Collections allocable to principal                                            2,747,488.53
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     863,129.47
                          Purchase Amounts allocable to principal                                          21,842.54
                                                                                                      ---------------
                   Total Principal                                                                      3,632,460.54

                   Realized Losses                                                                      1,842,856.93
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    181,931,437.93

          INTEREST
                          Collections allocable to interest                                             3,054,556.66
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        80,325.66
                                                                                                      ---------------
                   Total Interest                                                                       3,134,882.32


     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                               178,036,417.60
          Beginning of Period Class B Principal Balance                                                 9,370,337.24

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                   20,516,583.04
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           33,506.14
          Aggregate Payahead Balance                                                                       40,260.37
          Aggregate Payahead Balance for preceding Distribution Date                                       31,041.16
          Interest Earned on Payahead Balances                                                                280.89
          Scheduled Payments due in Collection Period                                                   5,539,773.04
          Scheduled Payments collected in Collection Period                                             5,042,595.19
          Aggregate Amount of Realized Losses for preceding Distribution Date                           1,842,856.93

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                  1,227.30
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                            0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                515   6,561,000.00
          60+ days delinquent                                                                                    481   6,463,000.00


     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   2      21,842.54

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close            13,024,000.00
                    of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                     21,842.54
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                        1,357,962.84
                    during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             6.48%
          Delinquency Ratio for third preceding Determination Date                                              5.35%

          Cumulative Defaults for preceding Determination Date                                          4,991,153.79

          Cumulative Net Losses for preceding Determination Date                                        2,064,592.02


          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              5,802,045.19
                          Liquidation Proceeds                                                            863,129.47
                          Recoveries                                                                       80,325.66
                          Purchase Amounts                                                                 21,842.54
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     6,767,342.86


     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     1,988,038.53
                          Prepayments in full allocable to principal                                      759,450.00
                          Principal Balance of Liquidated Receivables                                   2,705,986.40
                          Purchase Amounts allocable to principal                                          21,842.54
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       5,475,317.47

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       5,475,317.47
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        5,201,551.60
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               5,201,551.60

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                          178,036,417.60
                   Multiplied by Certificate Pass-Through Rate                                                  6.09%
                   Multiplied by 30/360                                                                    0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  903,534.82


          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       5,475,317.47
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 273,765.87

          Class B Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                            9,370,337.24
                   Multiplied by Certificate Pass-Through Rate                                                 10.34%
                   Multiplied by 30/360                                                                    0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          80,741.07


CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                              Use
                                                                              ---
  (i)    Standby Fee                                                        3,904.31
         Servicing Fee (2.0%)                                             312,344.59
         Additional Servicing Fee Amounts (late fees,
          prepayment charges, etc.)                                        33,506.14
         Unpaid Standby Fee from prior Collection Periods                       0.00
         Unpaid Servicing Fee from prior Collection Periods                     0.00
  (ii)   Transition Expenses to Standby Servicer                                0.00
  (iii)  Trustee Fee                                                        1,171.29
         Trustee's out-of-pocket expenses                                   1,227.30
         Unpaid Trustee Fee from prior Collection Periods                       0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection
          Periods                                                               0.00
  (iv)   Collateral Agent Fee                                               1,171.29
         Collateral Agent Expenses                                              0.00
         Unpaid Collateral Agent Fee from prior Collection Periods              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods         0.00
  (v)    Class A Interest Distributable Amount - Unadjusted               903,534.82
         Prior Month(s) Class A Carryover Shortfall                             0.00
         Class A Interest Carryover Shortfall                                   0.00
         Interest on Interest Carryover from Prior Months                       0.00
         Current Month Class A Interest Carryover Shortfall                     0.00
         Class A Interest Distributable Amount                            903,534.82
  (vi)   Class B Coupon Interest - Unadjusted                              80,741.07
         Class B Interest Carryover Shortfall - Previous Month(s)               0.00
         Interest on B Interest Shortfall - Previous Month(s)                   0.00
         Interest on Interest Carryover from Prior Months                       0.00
         Current Month Class B Interest Shortfall                               0.00
         Adjusted Class B Interest Distributable Amount                    80,741.07
  (vii)  Class A Principal Distributable Amount - Current Month         5,201,551.60
         Class A Principal Carryover Shortfall - Previous Month(s)              0.00
         Current Month Class A Principal Shortfall                              0.00
         Withdrawal from Spread Account to Cover Shortfall                      0.00
         Class A Principal Distribution Amount                          5,201,551.60
  (viii) Certificate Insurer Premium                                       59,051.91
         Certificate Insurer Premium Supplement                                 0.00
         Other Reimbursement Obligations to Certificate Insurer                 0.00
  (ix)   Transition Expenses to successor Servicer                              0.00
  (x)    Class B Principal Distributable Amount - Unadjusted              273,765.87
         Class B Principal Carryover Shortfall - Previous Month(s)              0.00
         Current Month Class B Principal Carryover Shortfall             (104,627.33)
         Adjusted Class B Principal Distributable Amount                  139,138.54
  (xi)   Remaining amounts to Collateral Agent for deposit in
          Spread Account                                                        0.00


     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                               178,036,417.60
                   Class A Principal Distributions                                                      5,201,551.60
          Class A End of Period Principal Balance                                                     172,834,866.00

          Class B Beginning of Period Principal Balance                                                 9,370,337.24
                   Class B Principal Distributable Amount                                                 169,138.54
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   9,201,198.70
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    9,201,198.70

CLASS A DEFICIENCY - INTEREST
      (i)  Total Distribution Amount Available                                                          6,767,342.86
      (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                  1,256,859.74
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
      (iv) Interest on Prior month(s) carryover shortfalls                                                      0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       5,510,483.12

CLASS B DEFICIENCY - INTEREST
      (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                    5,510,483.12
      (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                     80,741.07
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
      (iv) Interest on Prior month(s) carryover shortfalls                                                      0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       5,429,742.02

CLASS A DEFICIENCY - PRINCIPAL
      (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                   5,429,742.02
      (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                  5,201,551.60
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         228,190.45

OTHER DEFICIENCIES - INSURANCE
      (i)  Amounts available to make payments for insurance                                               228,190.45
           Certificate Insurer Premium                                                                     59,051.91
           Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                         169,138.54

CLASS B DEFICIENCY - PRINCIPAL
      (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                      169,138.54
      (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                         273,765.87
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                           YES
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                             (104,627.33)
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                               (104,627.33)

CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                              13,024,000.00
                                 Purchased receivables more than 30 days delinquent                        21,842.54
                                                                                                      ---------------
                                 Total                                                                 13,045,842.54

                          Aggregate Gross Principal Balance as of the close of                        200,003,212.44
                                  business on the last day of the Collection Period.
                   Delinquency Ratio                                                                            6.52%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  6.52%
                          Delinquency Ratio for second preceding Determination Date                             6.48%
                          Delinquency Ratio for third preceding Determination Date                              5.35%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    6.12%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                  4,991,153.79
                                 Current Period Defaulted Receivables                                   1,357,962.84
                                                                                                      ---------------
                                 Total                                                                  6,349,116.63

                                 Cumulative Defaulted Receivables                                       6,349,116.63
                                 Original Pool Balance                                                211,042,290.56

                   Cumulative Default Ratio                                                                     3.01%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                        2,705,986.40

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (943,455.13)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                 1,762,531.27
                                 Cumulative Previous Net Losses                                         2,064,592.02
                                                                                                      ---------------
                                 Cumulative Net Losses                                                  3,827,123.29
                                 Original Pool Balance                                                211,042,290.56

                   Cumulative Net Loss Ratio                                                                    1.81%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.46
          Weighted Average Remaining Term                                                                      49.44
          Weighted Average Annual Percentage Rate                                                              20.40%

     SPREAD ACCOUNT
          Spread Account Cap
                          13.5% of Outstanding Certificate Balance                                                    24,574,868.73
                          19.5% of Outstanding Certificate Balance                                                    35,497,032.62
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N(a)
                                                                                                                     ---------------
                   Cap Amount                                                                          54,610,819.41

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        6,331,268.70
                          Outstanding Certificate Balance                                                            182,036,064.70
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         6,331,268.70

          Required Spread Account Amount                                                               54,610,819.41
          Beginning of Period Spread Account Balance                                                   20,516,583.04
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                               34,094,236.37
          Earnings on Spread Account Balance                                                               84,747.12
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                20,601,330.16

     Reserve Fund
                   Initial Class B Certificate Balance                                                 10,552,114.40
                   Aggregate Pool Factor                                                                   0.8625573
                   Class B Principal %                                                                          5.05%
                   Have both tests for Reserve Fund reduction been satisfied? (Y/N)                                N

          Requisite Amount
                          If both tests for reduction have NOT been met, then
                              10% of Original Class B Outstanding Certificate Balance                                  1,055,211.40
                          otherwise
                              10% of Class B Outstanding Certificate Balance                                             920,119.87
                          or
                   Cap Amount                                                                           1,055,211.40

          Reserve Fund Floor
                          Outstanding Class B Certificate Balance                                                      9,201,198.70
                          Minimum Floor                                                                                  300,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                           300,000.00

          Required Reserve Fund Amount                                                                  1,055,211.40
          Beginning of Period Reserve Fund Balance                                                      1,055,211.40
          Reserve Fund Deposit (Withdrawal) from Current Distributions                                          0.00
          Required addition to/(eligible withdrawal from) Reserve Fund                                          0.00
          Earnings on Reserve Fund Balance                                                                  4,120.37
          Amount of Reserve Fund deposit (withdrawal)                                                      (4,120.37)
          Ending Reserve Fund Balance                                                                   1,055,211.40


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------



(a) Requisite levels for spread accounts reflect insurance defaults on pools 1995-1, 1995-4, 1996-1, FASCO 1996-1, 1996-2, 1996-3, and 1997-1.

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1998-3
                      5.6375% ASSET-BACKED NOTES, CLASS A-1
                      5.8550% ASSET-BACKED NOTES, CLASS A-2
                      5.9950% ASSET-BACKED NOTES, CLASS A-3
                      6.0800% ASSET-BACKED NOTES, CLASS A-4


Distribution Date                                                       1/15/99
Collection Period                                                         12/98

     Under the Sale and Servicing Agreement dated as of July 8, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $6,166,329.60

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $40,669.18

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $6,125,660.42

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above                                                                  $171.29

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $1.13

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                            $170.16

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $448,883.33

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $448,883.33

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $4.88

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $4.88

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution
                   to Class A-3 Noteholders on the Distribution
                   Date set forth above                                                                  $124,895.83

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                       $124,895.83

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                         $0.00

          (p)      The amount of the distribution set forth in
                   paragraph A.1. (m) above, per  $1,000                                                       $5.00

          (q)      The amount of the distribution set forth in
                   paragraph A.1. (n) above, per $1,000                                                        $5.00

          (r)      The amount of the distribution set forth in
                   paragraph A.1. (o) above, per $1,000                                                        $0.00

          (s)      The aggregate amount of the distribution
                   to Class A-4 Noteholders on the Distribution
                   Date set forth above                                                                  $418,162.13

          (t)      The amount of the distribution set forth in
                   paragraph A.1. (s) above in respect of interest                                       $418,162.13

          (u)      The amount of the distribution set forth in
                   in paragraph A.1. (s) above in respect of principal                                         $0.00

          (v)      The amount of the distribution set forth in
                   paragraph A.1. (s) above, per  $1,000                                                       $5.07

          (w)      The amount of the distribution set forth in
                   paragraph A.1. (t) above, per $1,000                                                        $5.07

          (x)      The amount of the distribution set forth in
                   paragraph A.1. (u) above, per $1,000                                                        $0.00


B.   Information Regarding the Performance of the Trust.
     1    Pool and Notes Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                $222,052,117.31

          (b)      The aggregate principal amount of the Securities as
                   of the close of business on the last day set forth above,
                   after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o),(u) above                     $201,783,939.65

          (c)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.9087233

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $405,957.19

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $4,626.09

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                        $11.28

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.02

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   2
                          Aggregate Purchase Amount                                                       $26,352.19

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A-3 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (d)      The amount of the Class A-4 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (t) above                                                                    $0.00

          (e)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i),(o),(u) above                                                         $0.00

     4    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                           $216,928,105.13
                          Spread Account Balance                                                      $19,634,497.78

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                   $82,993.87

     5    Policy
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                     $111,712.44

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                   $1,337,097.00

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 512
                          Aggregate Gross Amount                                                       $6,641,000.00

          (d)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                          Number                                                                                 262
                          Aggregate Gross Amount                                                       $3,560,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            4.30%

          (b)      Average Delinquency Ratio                                                                    4.40%

          (c)      Cumulative Default Ratio                                                                     1.47%

          (d)      Cumulative Net Loss Ratio                                                                    1.64%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No(a)


CPS AUTO RECEIVABLES TRUST 1998-3
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         7,795,303.52
     LOCK BOX NSF ITEMS:                                                                                 (137,487.45)
     TOTAL COLLECTION PROCEEDS:                                                                         7,657,816.07
     FOR DISTRIBUTION DATE:                                                                                  1/15/99
     FOR DETERMINATION DATE:                                                                                  1/8/99
     FOR COLLECTION PERIOD:                                                                                    12/98

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 222,052,117.31
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                       222,052,117.31
                                 Principal portion of payments collected (non-prepayments)                             2,491,485.20
                                 Prepayments in full allocable to principal                                              763,524.00
                          Collections allocable to principal                                            3,255,009.20
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     505,553.79
                          Purchase Amounts allocable to principal                                          26,352.19
                                                                                                      ---------------
                   Total Principal                                                                      3,786,915.18

                   Realized Losses                                                                      1,337,097.00
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    216,928,105.13

          PREFUNDING
                   Original Amount in Prefunding Account                                                         N/A
                   Subsequent Loans Sold to the Trust                                                            N/A
                   Balance of Prefunding Account                                                                 N/A



          INTEREST
                          Collections allocable to interest                                             3,785,193.46
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        85,707.43
                                                                                                      ---------------
                   Total Interest                                                                       3,870,900.89

     NOTE & CERTIFICATE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                               8,377,600.07
          Beginning of Period Class A-2 Principal Balance                                              92,000,000.00
          Beginning of Period Class A-3 Principal Balance                                              25,000,000.00
          Beginning of Period Class A-4 Principal Balance                                              82,532,000.00

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                   19,551,503.91
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           35,870.33
          Scheduled Payments due in Collection Period                                                   6,433,603.11
          Scheduled Payments collected in Collection Period                                             6,276,678.66
          Aggregate Amount of Realized Losses for preceding Distribution Date                           1,337,097.00

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                  1,169.70
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                512   6,641,000.00
          60 - 89 days delinquent                                                                                262   3,560,000.00
          90 - 119 days delinquent                                                                               116   1,545,000.00
          120+ days delinquent                                                                                     0           0.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   2      26,352.19

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close            10,201,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                     26,352.19
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                        1,388,154.08
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             4.74%
          Delinquency Ratio for third preceding Determination Date                                              4.16%

          Cumulative Defaults for preceding Determination Date                                          2,135,349.54

          Cumulative Net Losses for preceding Determination Date                                        1,918,089.25

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              7,040,202.66
                          Liquidation Proceeds                                                            505,553.79
                          Recoveries                                                                       85,707.43
                          Purchase Amounts                                                                 26,352.19
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                           0.00
                          Excess released from Prefunding Account                                               0.00
                          Investment earnings from Note Distribution Account                                7,826.08
                          Investment earnings from Prefunding Account                                           0.00
                          Investment earnings from Interest Reserve Account                                      N/A
                          Investment earnings from Collection Account                                      18,781.43
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     7,684,423.58

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     2,491,485.20
                          Prepayments in full allocable to principal                                      763,524.00
                          Principal Balance of Liquidated Receivables                                   1,842,650.79
                          Purchase Amounts allocable to principal                                          26,352.19
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       5,124,012.18

          Class A Target Amount
                   90%                                                                                            90%
                   times Aggregate Principal Balance of Receivables                                   216,928,105.13
                                                                                                      ---------------
                                                                                                      195,235,294.62


          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                 No
                   Will the Class A-2 Notes be reduced to 0?                                                      No
                   On or Prior to Target Payment Date                                                           98.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         93.6%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    44.3%
                                                                                                      ---------------
                                                                                                                98.0%
          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       5,124,012.18
                   Times Class A Noteholders' Percentage                                                        93.6%
                                                                                                      ---------------
                                                                                                        4,796,075.40
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               4,796,075.40

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   8,377,600.07
                   Multiplied by the Note Rate                                                                5.6375%
                   Multiplied by actual/360, or for the first Distribution Date, by 18/360                 0.0861111
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                   40,669.18

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  92,000,000.00
                   Multiplied by the Note Rate                                                                5.8550%
                   Multiplied by 30/360, or for the first Distribution Date, by 17/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  448,883.33

          Class A-3 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  25,000,000.00
                   Multiplied by the Note Rate                                                                5.9950%
                   Multiplied by 30/360, or for the first Distribution Date, by 17/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  124,895.83

          Class A-4 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  82,532,000.00
                   Multiplied by the Note Rate                                                                6.0800%
                   Multiplied by 30/360, or for the first Distribution Date, by 17/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  418,162.13

          Excess Interest Amount
                   Total Distribution Amount                                                            7,684,423.58
                   minus
                   Class A Principal and Interest Distributable Amount                                  5,828,685.87
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Trustee and Collateral Agent distributions                                               3,856.97
                   Standby Servicer distributions                                                           4,626.09
                   Servicer distributions                                                                 405,957.19
                   Insurance and Reimbursement Obligations                                                111,712.44
                                                                                                      ---------------
                                                                                                        1,329,585.02
CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class A-1  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-3  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-4 Principal Carryover Shortfall from previous period                                                    0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-3 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-4 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                              Use
                                                                              ---
  (i)    Standby Fee                                                        4,626.09
         Servicing Fee (2.0%)                                             370,086.86
         Additional Servicing Fee Amounts
          (late fees, prepayment charges, etc.)                            35,870.33
         Unpaid Standby Fee from prior Collection Periods                       0.00
         Unpaid Servicing Fee from prior Collection Periods                     0.00
  (ii)   Transition Expenses to Standby Servicer                                0.00
  (iii)  Indenture Trustee Fee                                              1,387.83
         Indenture Trustee's out-of-pocket expenses                         1,169.70
         Unpaid Indenture Trustee Fee from prior Collection Periods             0.00
         Unpaid Indenture Trustee's out-of-pocket exp. - prior
          Collection Periods                                                    0.00
         Owner Trustee Fee                                                      0.00
         Owner Trustee's out-of-pocket expenses                                 0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                 0.00
         Unpaid Owner Trustee's out-of-pocket exp - prior Collection
          Periods                                                               0.00
  (iv)   Collateral Agent Fee                                               1,299.44
         Collateral Agent Expenses                                              0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods             0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods         0.00
  (v)(A) Class A-1 Interest Distributable Amount - Current Month           40,669.18
         Prior Month(s) Class A-1 Interest Carryover Shortfall                  0.00
         Class A-1 Interest Carryover Shortfall                                 0.00
         Interest on Interest Carryover from Prior Months                       0.00
         Current Month Class A-1 Interest Carryover Shortfall                   0.00
         Class A-1 Interest Distributable Amount                           40,669.18
     (B) Class A-2 Interest Distributable Amount - Current Month          448,883.33
         Prior Month(s) Class A-2 Interest Carryover Shortfall                  0.00
         Class A-2 Interest Carryover Shortfall                                 0.00
         Interest on Interest Carryover from Prior Months                       0.00
         Current Month Class A-2 Interest Carryover Shortfall                   0.00
         Class A-2 Interest Distributable Amount                          448,883.33
  (vi)(A)Class A-3 Note Interest - Unadjusted                             124,895.83
         Class A-3 Note Interest Carryover Shortfall - Previous Month(s)        0.00
         Interest on Interest Shortfall - Previous Month(s)                     0.00
         Current Month Class A-3 Interest Shortfall                             0.00
         Adjusted Class A-3 Interest Distributable Amount                 124,895.83
      (B)Class A-4 Note Interest - Unadjusted                             418,162.13
         Class A-4 Note Interest Carryover Shortfall - Previous
          Month(s)                                                              0.00
         Interest on Interest Shortfall - Previous Month(s)                     0.00
         Current Month Class A-4 Interest Shortfall                             0.00
         Adjusted Class A-4 Interest Distributable Amount                 418,162.13
  (vii)  Class A Principal Distributable Amount - Current Month         4,796,075.40
         Class A Principal Carryover Shortfall - Previous Month(s)              0.00
         Current Month Class A Principal Shortfall                              0.00
         Withdrawal from Spread Account to Cover Shortfall                      0.00
         Class A Total Adjusted Distributable Amount                    4,796,075.40
         Class A Principal Distribution Amount to Class A-1             4,796,075.40
         Class A Principal Distribution Amount to Class A-2                     0.00
         Class A Principal Distribution Amount to Class A-3                     0.00
         Class A Principal Distribution Amount to Class A-4                     0.00
  (viii) Note Insurer Premium                                             111,712.44
         Note Insurer Premium Supplement                                        0.00
         Other Reimbursement Obligations to Note Insurer                        0.00
  (ix)   Transition Expenses to successor Servicer                              0.00
  (xi)   Until the Target Payment Date, remaining amount to
          Class A Noteholders                                           1,329,585.02
         Amount to Class A-1 Noteholders                                1,329,585.02
         Amount to Class A-2 Noteholders                                        0.00
         Amount to Class A-3 Noteholders                                        0.00
         Amount to Class A-4 Noteholders                                        0.00
  (xii)  After an Event of Default, Certificateholders' Int. Dist. Amount       0.00
  (xiii) After an Event of Default, Certificateholders' Prin. Dist. Amount      0.00
  (xiv)  After the Target Pmt. Date, remaining amount into Spread Acct.         0.00
         Spread Account withdrawal for deficiencies                             0.00

     SECURITIES BALANCE
          Class A-1 Beginning of Period Principal Amount                                                8,377,600.07
                   Class A-1 Principal Distributions                                                    4,796,075.40
          Class A-1 End of Period Principal Amount (prior to turbo)                                     3,581,524.67
                   Additional Principal Distribution                                                    1,329,585.02
          Class A-1 End of Period Principal Amount                                                      2,251,939.65

          Class A-2 Beginning of Period Principal Amount                                               92,000,000.00
                   Class A-2 Principal Distributions                                                            0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                    92,000,000.00
                   Additional Principal Distribution                                                            0.00
          Class A-2 End of Period Principal Amount                                                     92,000,000.00

          Class A-3 Beginning of Period Principal Amount                                               25,000,000.00
                   Class A-3 Principal Distributable Amount                                                     0.00
          Class A-3 End of Period Principal Amount (prior to turbo)                                    25,000,000.00
                   Additional Principal Distribution                                                            0.00
          Class A-3 End of Period Principal Amount                                                     25,000,000.00

          Class A-4 Beginning of Period Principal Amount                                               82,532,000.00
                   Class A-4 Principal Distributable Amount                                                     0.00
          Class A-4 End of Period Principal Amount (prior to turbo)                                    82,532,000.00
                   Additional Principal Distribution                                                            0.00
          Class A-4 End of Period Principal Amount                                                     82,532,000.00

CLASS A-1 DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           7,684,423.58
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (i) and (v)A                    455,109.43
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        7,229,314.15

CLASS A-2 DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (v) B                           7,229,314.15
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (v) B                           448,883.33
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        6,780,430.82

CLASS A-3 DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (vi) A                          6,780,430.82
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (v) A                           124,895.83
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        6,655,534.99

CLASS A-4 DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (vi) and (x)                    6,655,534.99
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (vi) and (x)                    418,162.13
     (iii)Prior month(s) carryover shortfalls 0.00 (iv)Interest on Prior month(s) carryover shortfalls          0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        6,237,372.86

CLASS A   DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (vii)                           6,237,372.86
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (vii)                         4,796,075.40
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,441,297.46

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (viii)                          1,441,297.46
     (vi) Note Insurer Premium                                                                            111,712.44
     (v)  Note Insurer Premium Supplement                                                                       0.00
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,329,585.02


CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                              10,201,000.00
                                 Purchased receivables more than 30 days delinquent                        26,352.19
                                                                                                      ---------------
                                 Total                                                                 10,227,352.19

                          Aggregate Gross Principal Balance as of the close of                        237,769,609.07
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            4.30%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  4.30%
                          Delinquency Ratio for second preceding Determination Date                             4.74%
                          Delinquency Ratio for third preceding Determination Date                              4.16%
                                                                                                      ----------------
                   Average Delinquency Ratio                                                                    4.40%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                  2,135,349.54
                                 Current Period Defaulted Receivables                                   1,388,154.08
                                                                                                      ---------------
                                 Total                                                                  3,523,503.62

                                 Cumulative Defaulted Receivables                                       3,523,503.62
                                 Original Pool Balance                                                240,339,160.19

                   Cumulative Default Ratio                                                                     1.47%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of 120+ Delinquent Losses:
                                 Principal Balance of Delinquent Accts > 120 days                               0.00
                                 Principal Balance of Delinquent Accts > 90 < 120 days                  1,545,000.00
                                 Estimated Loss %                                                                 50%
                                                                                                      ---------------
                                 Estimated Loss $'s                                                       772,500.00
                          Calculation of Net Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                        1,842,650.79

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (591,261.22)
                                                                                                      ---------------
                                 Net Losses                                                             2,023,889.57
                                 Cumulative Previous Net Losses                                         1,918,089.25
                                                                                                      ---------------
                                 Cumulative Net Losses                                                  3,941,978.82
                                 Original Pool Balance                                                240,339,160.19

                   Cumulative Net Loss Ratio                                                                    1.64%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.60
          Weighted Average Remaining Term                                                                      51.46
          Weighted Average Annual Percentage Rate                                                              20.44%
     SPREAD ACCOUNT
          OC Percent
                          Aggregate Principal Balance                                                 216,928,105.13
                          minus the Securities Balance                                                201,783,939.65
                                                                                                      ---------------
                                                                                                       15,144,165.48
                          divided by the Aggregate Principal Balance                                            6.98%

          Floor OC Percent
                   Aggregate Principal Balance                                                        216,928,105.13
                   minus the Securities Balance                                                       201,783,939.65
                                                                                                      ---------------
                                                                                                       15,144,165.48
                   divided by the initial Aggregate Principal Balance                                 240,339,160.19
                                                                                                      ---------------
                                                                                                                6.30%

          Floor Amount
                   greater of
                      (a) $100,000                                                                                       100,000.00
                      (b) the lesser of
                          (i)  Securities Balance                                                                    201,783,939.65
                          (ii) the sum of
                               (A) 2.5% of the sum of                                                                          2.50%
                                   (I)  initial Aggregate Principal Balance                                          240,339,160.19
                                   (II) balance of all Subsequent Receivables                                                  0.00
                                                                                                                     ---------------
                                                                                                                       6,008,479.00
                               (B) the product of
                                   (I)  excess of 1% over the Floor OC Percent                                                 0.00%
                                   (II) initial Aggregate Principal Balance                                          240,339,160.19
                                                                                                                     ---------------
                                                                                                                               0.00
                   Floor Amount                                                                         6,008,479.00

          Requisite Amount
                          the greater of
                               (1) the Floor Amount                                                                    6,008,479.00
                               (2) the product of:
                                   if no Trigger Event, 11%                                                                   11.00%
                                   if a Trigger Event, 20%                                                                    19.50%
                                   if a Portfolio Performance Event of Default, 30%                                           35.00%
                                   if an Insurance Agreement Event of Default, unlimited                                     100.00%
                                                                                                              100.00%
                                   times the Aggregate Principal Balance                              216,928,105.13
                                                                                                      ---------------
                                                                                                      216,928,105.13
                   Requisite Amount                                                                   216,928,105.13

                          Does a Trigger Event exist?                                                                             N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N(a)

          Required Spread Account Amount                                                              216,928,105.13
          Beginning of Period Spread Account Balance                                                   19,551,503.91
          Additional Deposit for Subsequent Receivables Transfer                                                0.00
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                              197,376,601.22
          Earnings on Spread Account Balance                                                               82,993.87
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                19,634,497.78


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------






(a) Requisite levels for spread accounts reflect insurance defaults on pools 1995-1, 1995-4, 1996-1, FASCO 1996-1, 1996-2, 1996-3, and 1997-1.

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1998-4
                      5.473% ASSET-BACKED NOTES, CLASS A-1
                      5.790% ASSET-BACKED NOTES, CLASS A-2
                      5.740% ASSET-BACKED NOTES, CLASS A-3
                      5.690% ASSET-BACKED NOTES, CLASS A-4
                      5.890% ASSET-BACKED NOTES, CLASS A-5


Distribution Date                                                        1/15/99
Collection Period                                                          12/98

     Under the Sale and Servicing Agreement dated as of December 1, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $2,762,419.12

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $138,222.30

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,624,196.82

          (d)      The amount of total the distribution set forth in
                   paragraph A.1. (a) above, per $1,000                                                       $85.00

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $4.25

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                             $80.74

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $373,937.50

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $373,937.50

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $4.83

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $4.83

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution
                   to Class A-3 Noteholders on the Distribution
                   Date set forth above                                                                  $389,243.75

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                       $389,243.75

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                         $0.00

          (p)      The amount of the distribution set forth in
                   paragraph A.1. (m) above, per  $1,000                                                       $4.78

          (q)      The amount of the distribution set forth in
                   paragraph A.1. (n) above, per $1,000                                                        $4.78

          (r)      The amount of the distribution set forth in
                   paragraph A.1. (o) above, per $1,000                                                        $0.00

          (s)      The aggregate amount of the distribution
                   to Class A-4 Noteholders on the Distribution
                   Date set forth above                                                                $1,836,330.75

          (t)      The amount of the distribution set forth in
                   paragraph A.1. (s) above in respect of interest                                       $466,316.28

          (u)      The amount of the distribution set forth in
                   in paragraph A.1. (s) above in respect of principal                                 $1,370,014.47

          (v)      The amount of the distribution set forth in
                   paragraph A.1. (s) above, per  $1,000                                                      $18.36

          (w)      The amount of the distribution set forth in
                   paragraph A.1. (t) above, per $1,000                                                        $4.66

          (x)      The amount of the distribution set forth in
                   paragraph A.1. (u) above, per $1,000                                                       $13.70

          (y)      The aggregate amount of the distribution
                   to Class A-5 Noteholders on the Distribution
                   Date set forth above                                                                   $91,417.71

          (z)      The amount of the distribution set forth in
                   paragraph A.1. (y) above in respect of interest                                        $91,417.71

          (aa)     The amount of the distribution set forth in
                   in paragraph A.1. (y) above in respect of principal                                         $0.00

          (bb)     The amount of the distribution set forth in
                   paragraph A.1. (y) above, per  $1,000                                                       $4.91

          (cc)     The amount of the distribution set forth in
                   paragraph A.1. (z) above, per $1,000                                                         4.91

          (dd)     The amount of the distribution set forth in
                   paragraph A.1. (aa) above, per $1,000                                                        0.00

B.   Information Regarding the Performance of the Trust.
     1             Pool and Notes Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                $305,173,128.80

          (b)      The aggregate principal amount of the Securities as
                   of the close of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o),(u),(aa) above                $301,178,917.51

          (c)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.9869117

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $549,143.00

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $6,357.77

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                        $16.90

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.01

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   4
                          Aggregate Purchase Amount                                                       $53,224.38

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A-3 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (d)      The amount of the Class A-4 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (t) above                                                                    $0.00

          (e)      The amount of the Class A-5 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (z) above                                                                    $0.00

          (f)      The amount of the Class A Principal Carryover Shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1.(c),(i),(o),(u),(aa) above                                                    $0.00

     4    Spread Account.
          (a)      The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $93,365,464.43
                          Spread Account Balance                                                      $13,273,158.70

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                $2,868,943.49

     5    Policy.
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                     $363,138.21

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                      $15,796.01

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 456
                          Aggregate Gross Amount                                                       $6,118,000.00

          (d)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                          Number                                                                                 183
                          Aggregate Gross Amount                                                       $2,434,000.00

     7    Performance Triggers.
          (a)      Delinquency Ratio                                                                            2.64%

          (b)      Average Delinquency Ratio                                                                    2.21%

          (c)      Cumulative Default Ratio                                                                     0.07%

          (d)      Cumulative Net Loss Ratio                                                                    0.06%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No(a)



CPS AUTO RECEIVABLES TRUST 1998-4
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         8,256,551.77
     LOCK BOX NSF ITEMS:                                                                                 (135,433.57)
     TOTAL COLLECTION PROCEEDS:                                                                         8,121,118.20
     FOR DISTRIBUTION DATE:                                                                                  1/15/99
     FOR DETERMINATION DATE:                                                                                  1/8/99
     FOR COLLECTION PERIOD:                                                                                    12/98

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 270,820,399.84
          Beginning Principal Balance of Subsequent Receivables Transferred                            34,352,728.96
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                       305,173,128.80
                                 Principal portion of payments collected (non-prepayments)                              2,922,641.90
                                 Prepayments in full allocable to principal                                             1,002,549.00
                          Collections allocable to principal                                            3,925,190.90
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                           0.00
                          Purchase Amounts allocable to principal                                          53,224.38
                                                                                                      ---------------
                   Total Principal                                                                      3,978,415.28

                   Realized Losses                                                                         15,796.01
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    301,178,917.51

          PREFUNDING
                   Original Amount in Prefunding Account                                               34,352,728.96
                   Subsequent Loans Sold to the Trust                                                  34,352,728.96
                                                                                                      ---------------
                   Balance of Prefunding Account                                                                0.00



          INTEREST
                          Collections allocable to interest                                             4,142,702.92
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                             0.00
                                                                                                      ---------------
                   Total Interest                                                                       4,142,702.92

     NOTE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                              29,328,745.62
          Beginning of Period Class A-2 Principal Balance                                              77,500,000.00
          Beginning of Period Class A-3 Principal Balance                                              81,375,000.00
          Beginning of Period Class A-4 Principal Balance                                              98,344,383.18
          Beginning of Period Class A-5 Principal Balance                                              18,625,000.00

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                   10,404,215.21
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           40,521.12
          Scheduled Payments due in Collection Period                                                   8,629,817.91
          Scheduled Payments collected in Collection Period                                             7,065,344.82
          Aggregate Amount of Realized Losses for preceding Distribution Date                              15,796.01

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    620.03
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                456   6,118,000.00
          60 - 89 days delinquent                                                                                183   2,434,000.00
          90 - 119 days delinquent                                                                                25     330,000.00
          120+ days delinquent                                                                                     0           0.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   4      53,224.38

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close
                   of business on the last day of the related Collection Period.                        8,552,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                   and that were delinquent 30 days or more.                                               53,224.38
          Principal Balance of all Receivables that became Defaulted Receivables
                   during the related Collection Period.                                                  194,084.83

          Delinquency Ratio for second preceding Determination Date                                             1.79%
          Delinquency Ratio for third preceding Determination Date                                              0.00%

          Cumulative Defaults for preceding Determination Date                                             13,825.25

          Cumulative Net Losses for preceding Determination Date                                                0.00

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     INTEREST RESERVE ACCOUNT
          Weighted Average of the Interest Rates and Pass-Through Rates                                       5.7174%
          Minus 2.5% (the assumed yield)                                                                        2.50%
                                                                                                      ---------------
                                                                                                              3.2174%
          Divided by 360                                                                                      0.0089%
          Times the prefunded amount                                                                            0.00
          Times the number of days outstanding in prefunding period (12/4 - 2/15)                              73.00
                                                                                                      ---------------
          Requisite Reserve Amount                                                                              0.00
          Amount in Interest Reserve Account                                                                    0.00
                                                                                                      ---------------
          Excess in Interest Reserve Account                                                                    0.00

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              8,067,893.82
                          Liquidation Proceeds                                                                  0.00
                          Recoveries                                                                            0.00
                          Purchase Amounts                                                                 53,224.38
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                           0.00
                          Excess released from Interest Reserve Account                                         0.00
                          Investment earnings from Note Distribution Account                                    0.00
                          Investment earnings from Prefunding Account                                      64,470.99
                          Investment earnings from Interest Reserve Account                                   420.61
                          Investment earnings from Collection Account                                      24,585.78
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     8,210,595.58
     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     2,922,641.90
                          Prepayments in full allocable to principal                                    1,002,549.00
                          Principal Balance of Liquidated Receivables                                      15,796.01
                          Purchase Amounts allocable to principal                                          53,224.38
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       3,994,211.29

          Sequential Pay Noteholders' Percentage (A-1, A-2 & A-3)
                   Have the Class A-4 Notes been reduced to 0?                                                    No
                   Sequential Noteholders Percentage                                                            65.7%
                   If Class A-4 Notes have been reduced to 0                                                   100.0%

          Sequential Pay Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       3,994,211.29
                   Sequential Pay Noteholders Percentage                                                        65.7%
                                                                                                      ---------------
                   Sequential Pay Noteholders' Principal Distributable Amount                           2,624,196.82

          Class A-4 Noteholders's Percentage
                   Have the Sequential Pay Notes been reduced to 0?                                               No
                   Class A-4 Noteholder's Percentage                                                            34.3%
                   If Sequential Pay Notes have been reduced to 0                                              100.0%

          Class A-4 Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       3,994,211.29
                   Class A-4 Noteholders Percentage                                                             34.3%
                                                                                                      ---------------
                   Class A-4 Noteholders' Principal Distributable Amount                                1,370,014.47

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  29,328,745.62
                   Multiplied by the Note Rate                                                                5.4730%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0861111
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  138,222.30

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  77,500,000.00
                   Multiplied by the Note Rate                                                                5.7900%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  373,937.50

          Class A-3 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  81,375,000.00
                   Multiplied by the Note Rate                                                                5.7400%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  389,243.75

          Class A-4 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  98,344,383.18
                   Multiplied by the Note Rate                                                                5.6900%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  466,316.28

          Class A-5 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  18,625,000.00
                   Multiplied by the Note Rate                                                                5.8900%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                   91,417.71

          Excess Interest Amount
                   Total Distribution Amount                                                            8,210,595.58
                   minus
                   Class A Principal and Interest Distributable Amount                                  5,453,348.83
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Trustee and Collateral Agent distributions                                               4,434.69
                   Standby Servicer distributions                                                           6,357.77
                   Servicer distributions                                                                 549,143.00
                   Insurance and Reimbursement Obligations                                                363,138.21
                                                                                                      ---------------
                                                                                                        1,834,173.08
CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Sequential Pay Noteholders' Principal Carryover Shortfall                                                       0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-3  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-4 Principal Carryover Shortfall from previous period                                                    0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-5 Principal Carryover Shortfall from previous period                                                    0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-3 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-4 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-5 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00


Calculations
     Distributions (Pursuant to Section 5.7(a) of the Sale and Servicing Agreement):
                                                                                                              Use
                                                                                                              ---
          (i)        Standby Servicer Fee                                                                   6,357.77
                     Backup Servicer  Fee                                                                   6,500.00
                     Servicing Fee (2.0%)                                                                 508,621.88
                     Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                40,521.12
                     Unpaid Standby Fee from prior Collection Periods                                           0.00
                     Unpaid Servicing Fee from prior Collection Periods                                         0.00
          (ii)       Transition Expenses to Standby Servicer                                                    0.00
          (iii)      Indenture Trustee Fee                                                                  1,907.33
                     Indenture Trustee's out-of-pocket expenses                                               620.03
                     Unpaid Indenture Trustee Fee from prior Collection Periods                                 0.00
                     Unpaid Indenture Trustee's out-of-pocket exp. - prior Collection Periods                   0.00
                     Owner Trustee Fee                                                                          0.00
                     Owner Trustee's out-of-pocket expenses                                                     0.00
                     Unpaid Owner Trustee Fee from prior Collection Periods                                     0.00
                     Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods                        0.00
          (iv)       Collateral Agent Fee                                                                   1,907.33
                     Collateral Agent Expenses                                                                  0.00
                     Unpaid Collateral Agent Fee from prior Collection Periods                                  0.00
                     Unpaid Collateral Agent Expenses from prior Collection Periods                             0.00
          (v)    (A) Class A-1 Interest Distributable Amount - Current Month                              138,222.30
                     Prior Month(s) Class A-1 Interest Carryover Shortfall                                      0.00
                     Class A-1 Interest Carryover Shortfall                                                     0.00
                     Interest on Interest Carryover from Prior Months                                           0.00
                     Current Month Class A-1 Interest Carryover Shortfall                                       0.00
                     Class A-1 Interest Distributable Amount                                              138,222.30
                 (B) Class A-2 Interest Distributable Amount - Current Month                              373,937.50
                     Prior Month(s) Class A-2 Interest Carryover Shortfall                                      0.00
                     Class A-2 Interest Carryover Shortfall                                                     0.00
                     Interest on Interest Carryover from Prior Months                                           0.00
                     Current Month Class A-2 Interest Carryover Shortfall                                       0.00
                     Class A-2 Interest Distributable Amount                                              373,937.50
                 (C) Class A-3 Interest Distributable Amount - Current Month                              389,243.75
                     Class A-3 Note Interest Carryover Shortfall - Previous Month(s)                            0.00
                     Interest on Interest Shortfall - Previous Month(s)                                         0.00
                     Current Month Class A-3 Interest Shortfall                                                 0.00
                     Adjusted Class A-3 Interest Distributable Amount                                     389,243.75
                 (D) Class A-4 Interest Distributable Amount - Current Month                              466,316.28
                     Class A-4 Note Interest Carryover Shortfall - Previous Month(s)                            0.00
                     Interest on Interest Shortfall - Previous Month(s)                                         0.00
                     Current Month Class A-4 Interest Shortfall                                                 0.00
                     Adjusted Class A-4 Interest Distributable Amount                                     466,316.28
                 (E) Class A-5 Interest Distributable Amount - Current Month                               91,417.71
                     Class A-5 Note Interest Carryover Shortfall - Previous Month(s)                            0.00
                     Interest on Interest Shortfall - Previous Month(s)                                         0.00
                     Current Month Class A-5 Interest Shortfall                                                 0.00
                     Adjusted Class A-5 Interest Distributable Amount                                      91,417.71
          (vi)       Sequential Pay Noteholders' Principal Distributable Amount                         2,624,196.82
                     Class A Principal Carryover Shortfall - Previous Month(s)                                  0.00
                     Current Month Class A Principal Shortfall                                                  0.00
                     Withdrawal from Spread Account to Cover Shortfall                                          0.00
                     Class A Total Adjusted Distributable Amount                                        2,624,196.82
                     Class A Principal Distribution Amount to Class A-1                                 2,624,196.82
                     Class A Principal Distribution Amount to Class A-2                                         0.00
                     Class A Principal Distribution Amount to Class A-3                                         0.00
          (vii)      Class A-4 Principal Distributable Amount                                           1,370,014.47
                     Class A Principal Distribution Amount to Class A-5                                         0.00
          (viii)     Note Insurer Premium                                                                 125,491.22
                     Short-Term Reinsurance                                                                56,813.66
                     Long-Term Reinsurance                                                                180,833.33
                     Note Insurer Premium Supplement                                                            0.00
                     Other Reimbursement Obligations to Note Insurer                                            0.00
          (ix)       Transition Expenses to successor Servicer                                                  0.00
                     Spread Account Deposit (withdrawal)                                                1,827,673.08

     SECURITIES BALANCE
          Class A-1 Beginning of Period Principal Amount                                               29,328,745.62
                     Class A-1 Principal Distributions                                                  2,624,196.82
          Class A-1 End of Period Principal Amount                                                     26,704,548.80

          Class A-2 Beginning of Period Principal Amount                                               77,500,000.00
                     Class A-2 Principal Distributions                                                          0.00
          Class A-2 End of Period Principal Amount                                                     77,500,000.00

          Class A-3 Beginning of Period Principal Amount                                               81,375,000.00
                     Class A-3 Principal Distributable Amount                                                   0.00
          Class A-3 End of Period Principal Amount                                                     81,375,000.00

          Class A-4 Beginning of Period Principal Amount                                               98,344,383.18
                     Class A-4 Principal Distributable Amount                                           1,370,014.47
          Class A-4 End of Period Principal Amount                                                     96,974,368.71

          Class A-5 Beginning of Period Principal Amount                                               18,625,000.00
                     Class A-5 Principal Distributable Amount                                                   0.00
          Class A-5 End of Period Principal Amount                                                     18,625,000.00

          Aggregate Ending Securities Balance                                                         301,178,917.51

CLASS A-1 DEFICIENCY - INTEREST
     (i)      Total Distribution Amount Available                                                       8,210,595.58
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(i) thru (v)A                704,657.76
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                           NO
              Amount Remaining for Further Distribution/(Deficiency)                                    7,505,937.82

CLASS A-2 DEFICIENCY - INTEREST
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(v)B                         7,505,937.82
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(v)B                         373,937.50
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                NO
              Amount Remaining for Further Distribution/(Deficiency)                                    7,132,000.32

CLASS A-3 DEFICIENCY - INTEREST
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(v)C                         7,132,000.32
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(v)C                         389,243.75
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                NO
              Amount Remaining for Further Distribution/(Deficiency)                                    6,742,756.57

CLASS A-4 DEFICIENCY - INTEREST
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(v)D                         6,742,756.57
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(v)D                         466,316.28
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                NO
              Amount Remaining for Further Distribution/(Deficiency)                                    6,276,440.29

CLASS A-5 DEFICIENCY - INTEREST
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(v)E                         6,276,440.29
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(v)E                          91,417.71
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                NO
              Amount Remaining for Further Distribution/(Deficiency)                                    6,185,022.58

SEQUENTIAL PAY NOTES DEFICIENCY - PRINCIPAL (A-1, A-2 & A-3)
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(vi)                         6,185,022.58
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(vi)                       2,624,196.82
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
              Withdrawal from Spread Account to Cover Shortfall                                                 0.00
              If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                         NO
              Amount Remaining for Further Distribution/(Deficiency)                                    3,560,825.76

CLASS A-4 DEFICIENCY - PRINCIPAL
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(vii)                        3,560,825.76
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(vii)                      1,370,014.47
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
              Withdrawal from Spread Account to Cover Shortfall                                                 0.00
              If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                         NO
              Amount Remaining for Further Distribution/(Deficiency)                                    2,190,811.29

CLASS A-5 DEFICIENCY - PRINCIPAL
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(vii)                        2,190,811.29
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(vii)                              0.00
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
              Withdrawal from Spread Account to Cover Shortfall                                                 0.00
              If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                         NO
              Amount Remaining for Further Distribution/(Deficiency)                                    2,190,811.29

OTHER DISTRIBUTIONS
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(viii)                       2,190,811.29
     (vi)     Note Insurer Premium                                                                        363,138.21
     (v)      Note Insurer Premium Supplement                                                                   0.00
              Deficiency Amount                                                                                 0.00
              Withdrawal from Spread Account to Cover Deficiency                                                0.00
              If (i) is less than (ii), there is a Deficiency Claim Amount                                        NO
              Amount Remaining for Further Distribution/(Deficiency)                                    1,827,673.08


CALCULATIONS
              PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               8,552,000.00
                                 Purchased receivables more than 30 days delinquent                        53,224.38
                                                                                                      ---------------
                                 Total                                                                  8,605,224.38

                          Aggregate Gross Principal Balance as of the close of
                                 business on the last day of the Collection Period.                   326,077,395.65

                   DELINQUENCY RATIO                                                                            2.64%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  2.64%
                          Delinquency Ratio for second preceding Determination Date                             1.79%
                          Delinquency Ratio for third preceding Determination Date                              0.00%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    2.21%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                     13,825.25
                                 Current Period Defaulted Receivables                                     194,084.83
                                                                                                      ---------------
                                 Total                                                                    207,910.08

                                 Cumulative Defaulted Receivables                                         207,910.08
                                 Original Pool Balance                                                310,000,000.00

                   Cumulative Default Ratio                                                                     0.07%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of 120+ Delinquent Losses:
                                 Principal Balance of Delinquent Accts > 120 days                               0.00
                                 Principal Balance of Delinquent Accts >90<120 days                       330,000.00
                                 Estimated Loss %                                                                 50%
                                                                                                     ----------------
                                 Estimated Loss $'s                                                       165,000.00
                          Calculation of Net Losses
                                 Principal Balance plus accrued and unpaid interest of
                                 Liquidated Receivables                                                    15,796.01

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                       0.00
                                                                                                      ---------------
                                 Net Losses                                                               180,796.01
                                 Cumulative Previous Net Losses                                                 0.00
                                                                                                      ---------------
                                 Cumulative Net Losses                                                    180,796.01
                                 Original Pool Balance                                                310,000,000.00

                   Cumulative Net Loss Ratio                                                                    0.06%



ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                                      57.84
          Weighted Average Remaining Term                                                                                     54.06
          Weighted Average Annual Percentage Rate                                                                             20.25%

SPREAD ACCOUNT
          Spread Account Cap
                          Current Spread Account %                                                                              3.5%
                          21.0% of Outstanding Notes Balance if no Trigger Event                                      63,247,572.68
                          26.0% of Outstanding Notes Balance if a Trigger Event Exists                                78,306,518.55
                          31.0% of Outstanding Notes Balance if an Insurance Event of Default                         93,365,464.43
                          Is a Trigger Event continuing? (Y/N)                                                                    N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N(a)

                   Requisite Amount                                                                    93,365,464.43

          Spread Account Floor
                          2.5% of the Initial Certificate Balance                                                      7,750,000.00
                          Outstanding Certificate Balance                                                            301,178,917.51
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         7,750,000.00


          Required Spread Account Amount                                                                              93,365,464.43
          Beginning of Period Spread Account Balance                                                                  10,404,215.21
          Additional Deposit for Subsequent Receivables Transfer                                                       1,030,581.87
          Spread Account Deposit (Withdrawal) from Current Distributions                                               1,827,673.08
          Transfer (to) from Cross-Collateralized Spread Accounts                                                              0.00
          Required addition to/(eligible withdrawal from) Spread Account                                              81,133,576.14
          Earnings on Spread Account Balance                                                                              10,688.54
          Amount of Spread Account deposit (withdrawal)                                                                        0.00
          Net Spread Account Withdrawal to Seller                                                                              0.00
          Ending Spread Account Balance                                                                               13,273,158.70



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                        CONSUMER PORTFOLIO SERVICES, INC.

                By:
                        ---------------------------------
                Name:           James L. Stock
                        ---------------------------------
                Title:          Vice President
                        ---------------------------------



(a) Requisite levels for spread accounts reflect insurance defaults on pools 1995-1, 1995-4, 1996-1, FASCO 1996-1, 1996-2, 1996-3, and 1997-1